UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22309

Transparent Value Trust

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Transparent Value Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: September 30

Date of reporting period: October 1, 2019 - September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

9.30.2020

Guggenheim Funds Annual Report

Transparent Value Trust
Guggenheim Directional Allocation Fund
Guggenheim RBP® Dividend Fund
Guggenheim RBP® Large-Cap Defensive Fund
Guggenheim RBP® Large-Cap Market Fund
Guggenheim RBP® Large-Cap Value Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

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TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
DIRECTIONAL ALLOCATION FUND	8
RBP® DIVIDEND FUND	18
RBP® LARGE-CAP DEFENSIVE FUND	29
RBP® LARGE-CAP MARKET FUND	39
RBP® LARGE-CAP VALUE FUND	49
NOTES TO FINANCIAL STATEMENTS	59
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	67
OTHER INFORMATION	68
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	74
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	79
LIQUIDITY RISK MANAGEMENT PROGRAM	82

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2020

Dear Shareholder:

The fiscal year ended September 30, 2020, concluded on a cautious note. Even though markets performed well for most of the period, COVID-19 became the deadliest pandemic in a century, causing a steeper plunge in output and employment in two months than during the first two years of the Great Depression. The U.S. Federal Reserve acted quickly to restore market functioning and cushion the economy, cutting rates to zero, engaging in massive asset purchases, and launching an array of lending facilities. Congress also acted much faster than in previous downturns, with the budget deficit headed to the highest level since World War II.

The recovery since the spring has been faster than expected, with consumer confidence holding up due to the temporary nature of layoffs and positive personal income growth thanks to massive fiscal support. However, the outlook for the next several months is more challenging. Fiscal support is fading, so incomes will likely fall in the fourth quarter. Also, colder weather and the reopening of schools make the likelihood of another large COVID wave very high, risking renewed lockdowns and a setback in the recovery. We do not expect a full recovery will be possible until a vaccine has been developed, tested, approved, produced, and administered across the globe. This process will likely take until mid-2021, or possibly longer. As discussed in this shareholder report, these events have had an impact on performance.

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”), is pleased to present the shareholder report for Guggenheim RBP® Funds (the “Funds”). This report covers the annual fiscal year ended September 30, 2020.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, (“Guggenheim”) a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers Commentary for each Fund.

We are committed to the safety and prosperity of our clients, our employees, and our shareholders. Thank you for the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

October 31, 2020

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

There can be no assurance that any investment product will achieve its investment objective(s). There are risks associated with investing, including the entire loss of principal invested. Investing involves market risks. The investment return and principal value of any investment product will fluctuate with changes in market conditions. Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2020

While no one anticipated the emergence of a global pandemic a year ago, we anticipated that markets had become overvalued and were vulnerable to some kind of exogenous shock. That shock came in the form of COVID-19, the necessary precautions against which have placed additional burden on already struggling global economies. Faced with the prospect of an economic collapse, policymakers in the U.S. introduced fiscal and monetary policy initiatives that have for the most part shored up the U.S. economy, although more stimulus appears to be necessary. These policy initiatives, particularly on the monetary side, have increased market liquidity and lowered borrowing rates, reassuring equity investors that the U.S. Federal Reserve (the “Fed”) would do everything in its power to maintain market stability. For the trailing 12-month period ended September 30, 2020, the Standard & Poor’s 500® (“S&P 500”) Index* returned 15.15%. This increase was in spite of personal and economic hardships imposed by the onset of COVID-19, highlighting the crucial role of policy support. The S&P 500, which peaked in February 2020 before the threat of COVID-19 became clear, plummeted 34% as social distancing measures took effect. Since then, the S&P 500 has staged a significant recovery, although it lost steam heading into the fourth quarter.

While the outlook on fiscal policy is contingent on the 2020 presidential election outcome, the monetary policy outlook is far less dependent on it. Our views hold that the Fed will remain accommodative over the next several years. This is in large part owing to recent revisions to the Fed’s policy framework that resulted in a dovish shift in the policy reaction function.

Fed policymakers revised their Statement on Longer-Run Goals and Monetary Policy Strategy in August 2020. Labor market goals now focus on correcting shortfalls in achieving maximum employment, rather than managing deviations from it, which previously included tightening policy when the Fed thought the labor market was too tight. Instead, the Fed will now tolerate the unemployment rate falling below a level they consider to be maximum employment as long as it does not produce unwanted inflation. On inflation policy, the Fed will aim for core inflation to average 2% over an unspecified time period. This allows for inflation readings that are moderately above 2% over shorter horizons to make up for periods when inflation falls below its target.

The practical effect of the revised strategy would likely have meant no rate hikes from 2015–2018, as inflation was never above 2% for a sustained period and a low unemployment rate is now an insufficient justification for raising rates. But the revised statement, and Fed Chair Jerome Powell’s speech at Jackson Hole, which coincided with the release of the new framework, gave no explanation of how the Fed would actually achieve higher inflation, something it could not attain previously with years of short-term rates at zero and trillions of dollars in quantitative easing. A lack of concrete guidance on the overshoot (with no numerical target and no specified time frame) further weakens the policy and the associated response in inflation expectations, which remain lower than the Fed would favor.

We expect the Fed will have a difficult time in reaching its inflation target in the coming years, let alone exceeding it, in part because core inflation lags real gross domestic product growth by about 18 months, meaning that inflation should trend downward over the next several quarters. In addition, elevated unemployment and a high debt burden will weigh on the speed of the recovery. As the last expansion demonstrated, even a strong economy with low unemployment does not necessarily produce inflation in excess of 2%, as many components of inflation are not responsive to interest rates or economic conditions.

Below-target inflation may anchor U.S. Treasury yields at low levels. In the near term, concerns over another COVID-19 wave complicated by the flu season, a slowing pace of improvement in the labor market, a lack of additional fiscal stimulus, and election uncertainty, all suggest low U.S. Treasury yields. In addition, comparatively higher yields in the U.S. should continue to attract capital from abroad, further supporting the market.

For the 12-month period ended September 30, 2020, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 0.49%. The return of the MSCI Emerging Markets Index* was 10.54%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 6.98% return for the 12-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.25%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.10% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2020

*Index Definitions

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Dow Jones U.S. Large-Cap Total Stock Market IndexSM is a subset of the Dow Jones U.S. Total Stock Market IndexSM , which measures all U.S. equity securities with readily available prices. It includes stocks among the largest 750.

Dow Jones U.S. Large-Cap Value Total Stock Market IndexSM is a subset of the Dow Jones U.S. Large-Cap Total Stock Market IndexSM which in turn comprises the largest 750 constituents of the Dow Jones U.S. Total Stock Market IndexSM , which measures all U.S. equity securities with readily available prices.

Dow Jones U.S. Mid-Cap Total Stock Market IndexSM is a float-adjusted market capitalization weighted index that reflects the shares of securities of the mid-cap portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The Mid-Cap Index includes the components ranked 501-1000 by full market capitalization.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500 Value Index is a market-capitalization-weighted index developed by Standard and Poor’s consisting of those stocks within S&P 500 Index that exhibit strong value characteristics.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2020 and ending September 30, 2020.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Directional Allocation Fund
A-Class	1.39%	26.24%	$ 1,000.00	$ 1,262.40	$ 7.88
C-Class	2.09%	25.94%	1,000.00	1,259.40	11.84
P-Class	1.34%	26.34%	1,000.00	1,263.40	7.60
Institutional Class	1.09%	26.46%	1,000.00	1,264.60	6.19
RBP® Dividend Fund
A-Class	1.20%	30.43%	1,000.00	1,304.30	6.93
C-Class	1.95%	30.02%	1,000.00	1,300.20	11.24
P-Class	1.20%	30.42%	1,000.00	1,304.20	6.93
Institutional Class	0.95%	30.70%	1,000.00	1,307.00	5.49
RBP® Large-Cap Defensive Fund
A-Class	1.20%	25.42%	1,000.00	1,254.20	6.78
C-Class	1.95%	25.06%	1,000.00	1,250.60	11.00
P-Class	1.20%	25.38%	1,000.00	1,253.80	6.78
Institutional Class	0.95%	25.63%	1,000.00	1,256.30	5.37
RBP® Large-Cap Market Fund
A-Class	1.20%	35.91%	1,000.00	1,359.10	7.10
C-Class	1.95%	35.25%	1,000.00	1,352.50	11.50
P-Class	1.20%	35.90%	1,000.00	1,359.00	7.10
Institutional Class	0.95%	36.05%	1,000.00	1,360.50	5.62
RBP® Large-Cap Value Fund
A-Class	1.20%	21.25%	1,000.00	1,212.50	6.66
C-Class	1.95%	20.63%	1,000.00	1,206.30	10.79
P-Class	1.20%	21.15%	1,000.00	1,211.50	6.65
Institutional Class	0.95%	21.29%	1,000.00	1,212.90	5.27

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Directional Allocation Fund
A-Class	1.39%	5.00%	$ 1,000.00	$ 1,018.10	$ 7.03
C-Class	2.09%	5.00%	1,000.00	1,014.59	10.56
P-Class	1.34%	5.00%	1,000.00	1,018.35	6.78
Institutional Class	1.09%	5.00%	1,000.00	1,019.60	5.52
RBP® Dividend Fund
A-Class	1.20%	5.00%	1,000.00	1,019.05	6.07
C-Class	1.95%	5.00%	1,000.00	1,015.29	9.85
P-Class	1.20%	5.00%	1,000.00	1,019.05	6.07
Institutional Class	0.95%	5.00%	1,000.00	1,020.31	4.81
RBP® Large-Cap Defensive Fund
A-Class	1.20%	5.00%	1,000.00	1,019.05	6.07
C-Class	1.95%	5.00%	1,000.00	1,015.29	9.85
P-Class	1.20%	5.00%	1,000.00	1,019.05	6.07
Institutional Class	0.95%	5.00%	1,000.00	1,020.31	4.81
RBP® Large-Cap Market Fund
A-Class	1.20%	5.00%	1,000.00	1,019.05	6.07
C-Class	1.95%	5.00%	1,000.00	1,015.29	9.85
P-Class	1.20%	5.00%	1,000.00	1,019.05	6.07
Institutional Class	0.95%	5.00%	1,000.00	1,020.31	4.81
RBP® Large-Cap Value Fund
A-Class	1.20%	5.00%	1,000.00	1,019.05	6.07
C-Class	1.95%	5.00%	1,000.00	1,015.29	9.85
P-Class	1.20%	5.00%	1,000.00	1,019.05	6.07
Institutional Class	0.95%	5.00%	1,000.00	1,020.31	4.81

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2020 to September 30, 2020.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2020

To Our Shareholders

Guggenheim Directional Allocation Fund (the “Fund”) is managed by a team of seasoned professionals led by Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Burak Hurmeydan, Ph.D., Director and Portfolio Manager; and Douglas Makin, Director and Portfolio Manager. The following paragraphs discuss the Fund for the fiscal year ended September 30, 2020.

For the one-year period ended September 30, 2020, Guggenheim Directional Allocation Fund returned -0.38%1 compared with the 16.34% return of its benchmark, the Dow Jones U.S. Large-Cap Total Stock Market Index. In addition, the Guggenheim Directional Allocation IndexSM (the “Index”) returned 1.06%.

Strategy Overview

The Fund invests in U.S. large-capitalization companies believed to have a high Required Business Performance® (RBP® ) Probability. The Fund uses a passive investment strategy designed to track the total return performance (before fees and expenses) of the Index, which consists of common stocks of companies and units of beneficial ownership in real estate investment trusts (“REITs”) from the Dow Jones U.S. Large-Cap Total Stock Market Index that were selected for inclusion in the Index by applying RBP® methodology.

The Index aims to allocate its holdings among the stocks in the three Guggenheim Directional Series Indexes—the Guggenheim RBP® Large-Cap Market IndexSM (with components that have betas close to one), the Guggenheim RBP® Large-Cap Aggressive IndexSM (with components that have betas higher than one), and the Guggenheim RBP® Large-Cap Defensive IndexSM (with components that have betas lower than one) and can allocate up to 100% to cash. The allocations are based on a moving average crossover system of analysis. The moving average crossover system used in the Index’s methodology uses three primary signals: economic condition, consumer sentiment, and market momentum.

RBP® methodology quantifies the probability of whether a stock can perform according to market expectations by measuring the likelihood that the company’s management can achieve the RBP® to support its current valuation or if investors’ systematic behavioral biases might have caused misalignment between the stock price and management’s ability to deliver. RBP® cannot guarantee nor does it predict profit, performance, or future stock prices.

Performance Review

The largest relative contribution to Fund performance for the period came from the Health Care and Real Estate sectors. The largest detractors relative to the benchmark were the Information Technology and Industrials sectors.

Vertex Pharmaceuticals, Inc., Charter Communications, Inc. Class A, and Monster Beverage Corp. were the largest individual contributors to return. The largest detractors from return were Delta Air Lines, Inc., Transdigm Group, Inc., and Flir Systems, Inc.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

DIRECTIONAL ALLOCATION FUND

OBJECTIVE: Seeks to provide investment results that, before fees and expenses, correspond generally to the performance of the Guggenheim Directional Allocation IndexSM (the “Directional Allocation Index” or “Index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	June 18, 2012
C-Class	June 18, 2012
P-Class**	June 18, 2012
Institutional Class	June 18, 2012

Ten Largest Holdings (% of Total Net Assets)
Lockheed Martin Corp.	1.4%
Vertex Pharmaceuticals, Inc.	1.3%
Facebook, Inc. — Class A	1.3%
Alphabet, Inc. — Class C	1.3%
Microsoft Corp.	1.3%
salesforce.com, Inc.	1.2%
Thermo Fisher Scientific, Inc.	1.2%
SPDR S&P 500 ETF Trust	1.2%
Vanguard S&P 500 ETF	1.2%
Twitter, Inc.	1.2%
Top Ten Total	12.6%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2020

Average Annual Returns*

Periods Ended September 30, 2020

	1 Year	5 Year	Since Inception (06/18/12)
A-Class Shares	(0.38%)	10.04%	9.89%
A-Class Shares with sales charge‡	(5.09%)	8.74%	9.11%
C-Class Shares	(0.99%)	9.27%	9.15%
C-Class Shares with CDSC§	(1.82%)	9.27%	9.15%
P-Class Shares**	(0.30%)	10.09%	9.97%
Institutional Class Shares	(0.03%)	10.35%	10.23%
Guggenheim Directional Allocation IndexSM	1.06%	11.60%	11.53%
Dow Jones U.S. Large-Cap Total Stock Market Index	16.34%	14.26%	14.11%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Guggenheim Directional Allocation IndexSM and Dow Jones U.S. Large-Cap Total Stock Market Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The first graph is based on A-Class shares only. The second graph is based on Institutional shares only, Performance for C-Class shares and P Class shares will vary due to differences in fee structure.

**	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
‡

Effective May 9, 2016, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Return since inception based on subscriptions made prior to May 9, 2016, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after May 9, 2016.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2020
DIRECTIONAL ALLOCATION FUND

	Shares	Value
COMMON STOCKS† - 97.5%

Consumer, Non-cyclical - 21.6%
Vertex Pharmaceuticals, Inc.*	18,112	$4,928,637
Thermo Fisher Scientific, Inc.	10,227	4,515,425
S&P Global, Inc.	11,345	4,091,007
IQVIA Holdings, Inc.*	25,864	4,076,942
PayPal Holdings, Inc.*	20,569	4,052,710
Zoetis, Inc.	24,438	4,041,312
Jazz Pharmaceuticals plc*	28,107	4,007,777
Abbott Laboratories	36,371	3,958,256
Merck & Company, Inc.	46,237	3,835,359
UnitedHealth Group, Inc.	12,255	3,820,742
Intuitive Surgical, Inc.*	5,137	3,644,907
Mondelez International, Inc. — Class A	62,179	3,572,184
Edwards Lifesciences Corp.*	42,540	3,395,543
Procter & Gamble Co.	24,177	3,360,361
Corteva, Inc.	114,216	3,290,563
Monster Beverage Corp.*	39,789	3,191,078
Sysco Corp.	50,833	3,162,829
CoStar Group, Inc.*	3,618	3,069,909
Teleflex, Inc.	8,966	3,052,206
Hershey Co.	19,620	2,812,331
Estee Lauder Companies, Inc. — Class A	12,660	2,763,045
Altria Group, Inc.	69,673	2,692,165
Total Consumer, Non-cyclical		79,335,288

Technology - 17.8%
Microsoft Corp.	21,963	4,619,478
salesforce.com, Inc.*	17,969	4,515,969
ServiceNow, Inc.*	8,715	4,226,775
Advanced Micro Devices, Inc.*	49,508	4,059,161
Teradyne, Inc.	51,012	4,053,413
Cadence Design Systems, Inc.*	38,008	4,052,793
MSCI, Inc. — Class A	11,331	4,042,674
Qorvo, Inc.*	31,166	4,020,726
Adobe, Inc.*	8,182	4,012,698
Intuit, Inc.	11,646	3,799,042
Skyworks Solutions, Inc.	24,704	3,594,432
VMware, Inc. — Class A*	24,879	3,574,366
Apple, Inc.	30,643	3,548,766
Zebra Technologies Corp. — Class A*	13,741	3,469,053
HP, Inc.	171,584	3,258,380
Dell Technologies, Inc. — Class C*	46,889	3,173,916
Broadcom, Inc.	8,343	3,039,522
Total Technology		65,061,164

Communications - 15.4%
Facebook, Inc. — Class A*	18,277	4,786,746
Alphabet, Inc. — Class C*	3,191	4,689,494
Twitter, Inc.*	96,996	4,316,322
Charter Communications, Inc. — Class A*	6,849	4,276,105
Cable One, Inc.	2,110	3,978,257
GoDaddy, Inc. — Class A*	50,837	3,862,087
Amazon.com, Inc.*	1,218	3,835,153
VeriSign, Inc.*	18,395	3,768,216
Comcast Corp. — Class A	77,887	3,603,052
Walt Disney Co.	28,411	3,525,237
ViacomCBS, Inc. — Class B	122,889	3,442,121
CDW Corp.	28,526	3,409,713
Motorola Solutions, Inc.	21,580	3,383,960
AT&T, Inc.	107,793	3,073,178
CenturyLink, Inc.	248,623	2,508,606
Total Communications		56,458,247

Financial - 13.0%
Progressive Corp.	45,485	4,306,065
Alexandria Real Estate Equities, Inc. REIT	25,209	4,033,440
Duke Realty Corp. REIT	107,327	3,960,366
Intercontinental Exchange, Inc.	39,470	3,948,973
Prologis, Inc. REIT	38,621	3,886,045
Mastercard, Inc. — Class A	11,445	3,870,356
First Republic Bank	35,092	3,827,133
T. Rowe Price Group, Inc.	28,562	3,662,220
Visa, Inc. — Class A	18,126	3,624,656
Aon plc — Class A	16,435	3,390,541
East West Bancorp, Inc.	96,494	3,159,214
JPMorgan Chase & Co.	32,191	3,099,028
Zions Bancorp North America	95,423	2,788,260
Total Financial		47,556,297

Consumer, Cyclical - 12.1%
Target Corp.	27,046	4,257,581
Tesla, Inc.*	9,511	4,080,314
Tractor Supply Co.	24,256	3,476,855
Dollar Tree, Inc.*	37,181	3,396,113
Lowe’s Companies, Inc.	19,903	3,301,112
Advance Auto Parts, Inc.	21,436	3,290,426
Home Depot, Inc.	11,821	3,282,810
Best Buy Company, Inc.	26,523	2,951,745
Chipotle Mexican Grill, Inc. — Class A*	2,292	2,850,583
McDonald’s Corp.	12,946	2,841,517
Lululemon Athletica, Inc.*	8,382	2,760,779
Dunkin’ Brands Group, Inc.	33,444	2,739,398
Walgreens Boots Alliance, Inc.	73,266	2,631,715
Williams-Sonoma, Inc.	28,268	2,556,558
Total Consumer, Cyclical		44,417,506

Industrial - 10.8%
Lockheed Martin Corp.	12,914	4,949,678
Northrop Grumman Corp.	13,061	4,120,615
Jabil, Inc.	120,209	4,118,360
Keysight Technologies, Inc.*	38,327	3,785,941
L3Harris Technologies, Inc.	21,927	3,724,082
General Dynamics Corp.	26,405	3,655,244
Amphenol Corp. — Class A	32,244	3,491,058
Berry Global Group, Inc.*	67,201	3,247,152
Old Dominion Freight Line, Inc.	17,621	3,187,992
Fortune Brands Home & Security, Inc.	34,860	3,016,087
Kansas City Southern	13,287	2,402,688
Total Industrial		39,698,897

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2020
DIRECTIONAL ALLOCATION FUND

	Shares	Value
Utilities - 3.5%
Essential Utilities, Inc.	80,606	$3,244,392
WEC Energy Group, Inc.	32,947	3,192,564
NRG Energy, Inc.	102,050	3,137,017
Dominion Energy, Inc.	39,241	3,097,292
Total Utilities		12,671,265

Energy - 2.3%
Williams Companies, Inc.	146,404	2,876,839
Concho Resources, Inc.	63,404	2,797,384
Chevron Corp.	37,944	2,731,968
Total Energy		8,406,191

Basic Materials - 1.0%
FMC Corp.	33,753	3,574,780

Total Common Stocks
(Cost $337,764,036)		357,179,635

EXCHANGE-TRADED FUNDS† - 2.4%
SPDR S&P 500 ETF Trust	13,358	4,473,460
Vanguard S&P 500 ETF	14,495	4,459,387
Total Exchange-Traded Funds
(Cost $8,818,994)		8,932,847

Total Investments - 99.9%
(Cost $346,583,030)		$366,112,482
Other Assets & Liabilities, net - 0.1%		318,482
Total Net Assets - 100.0%		$366,430,964

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$357,179,635	$—	$—	$357,179,635
Exchange-Traded Funds	8,932,847	—	—	8,932,847
Total Assets	$366,112,482	$—	$—	$366,112,482

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIRECTIONAL ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

Assets:
Investments, at value (cost $346,583,030)	$366,112,482
Cash	10,736
Prepaid expenses	45,680
Receivables:
Securities sold	2,411,975
Dividends	172,896
Fund shares sold	100,955
Total assets	368,854,724

Liabilities:
Payable for:
Fund shares redeemed	1,918,711
Management fees	270,133
Distribution and service fees	106,758
Transfer agent/maintenance fees	27,070
Fund accounting/administration fees	21,341
Trustees’ fees*	5,354
Miscellaneous	74,393
Total liabilities	2,423,760
Net assets	$366,430,964

Net assets consist of:
Paid in capital	$383,440,569
Total distributable earnings (loss)	(17,009,605)
Net assets	$366,430,964

A-Class:
Net assets	$106,549,187
Capital shares outstanding	7,609,731
Net asset value per share	$14.00
Maximum offering price per share (Net asset value divided by 95.25%)	$14.70

C-Class:
Net assets	$98,656,382
Capital shares outstanding	7,585,917
Net asset value per share	$13.01

P-Class:
Net assets	$9,142,654
Capital shares outstanding	648,525
Net asset value per share	$14.10

Institutional Class:
Net assets	$152,082,741
Capital shares outstanding	10,501,782
Net asset value per share	$14.48

STATEMENT OF OPERATIONS
Year Ended September 30, 2020

Investment Income:
Dividends (net of foreign withholding tax of $12)	$7,341,248
Total investment income	7,341,248

Expenses:
Management fees	4,443,250
Distribution and service fees:
A-Class	306,365
C-Class	1,394,498
P-Class	29,331
Transfer agent/maintenance fees:
A-Class	16,121
C-Class	49,973
P-Class	3,815
Institutional Class	78,014
Fund accounting/administration fees	360,818
Professional fees	190,683
Trustees’ fees*	31,281
Custodian fees	13,340
Line of credit fees	11,705
Miscellaneous	151,751
Recoupment of previously waived fees:
C-Class	8,309
P-Class	582
Institutional Class	10,965
Total expenses	7,100,801
Less:
Expenses reimbursed by Adviser:
A Class	(3,604)
C Class	(47,915)
P Class	(3,635)
Institutional Class	(75,033)
Expenses waived by Adviser	(83,841)
Earnings credits applied	(10,492)
Total waived/reimbursed expenses	(224,520)
Net expenses	6,876,281
Net investment income	464,967

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(19,418,452)
Net realized loss	(19,418,452)
Net change in unrealized appreciation (depreciation) on:
Investments	2,419,958
Net change in unrealized appreciation (depreciation)	2,419,958
Net realized and unrealized loss	(16,998,494)
Net decrease in net assets resulting from operations	$(16,533,527)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

DIRECTIONAL ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$464,967	$548,540
Net realized gain (loss) on investments	(19,418,452)	74,634,450
Net change in unrealized appreciation (depreciation) on investments	2,419,958	(81,138,910)
Net decrease in net assets resulting from operations	(16,533,527)	(5,955,920)

Distributions to shareholders:
A-Class	(16,774,266)	(12,375,098)
C-Class	(27,803,854)	(25,936,550)
P-Class	(2,230,072)	(2,060,283)
Institutional Class	(39,458,901)	(35,707,293)
Total distributions to shareholders	(86,267,093)	(76,079,224)

Capital share transactions:
Proceeds from sale of shares
A-Class	41,078,209	20,919,673
C-Class	5,329,385	7,606,306
P-Class	515,266	1,569,393
Institutional Class	28,248,428	52,716,631
Distributions reinvested
A-Class	15,523,220	11,099,561
C-Class	24,601,736	22,755,169
P-Class	2,205,778	2,041,440
Institutional Class	38,639,740	31,151,632
Cost of shares redeemed
A-Class	(36,384,453)	(31,952,589)
C-Class	(76,455,880)	(64,204,719)
P-Class	(6,073,100)	(6,953,287)
Institutional Class	(131,147,297)	(125,180,920)
Net decrease from capital share transactions	(93,918,968)	(78,431,710)
Net decrease in net assets	(196,719,588)	(160,466,854)

Net assets:
Beginning of year	563,150,552	723,617,406
End of year	$366,430,964	$563,150,552

Capital share activity:
Shares sold
A-Class	2,911,274	1,314,547
C-Class	381,139	526,375
P-Class	35,135	94,647
Institutional Class	1,942,436	3,229,388
Shares issued from reinvestment of distributions
A-Class	1,045,335	774,568
C-Class	1,773,737	1,670,717
P-Class	147,642	141,767
Institutional Class	2,522,176	2,122,044
Shares redeemed
A-Class	(2,703,756)	(2,067,125)
C-Class	(5,919,862)	(4,294,748)
P-Class	(441,899)	(447,520)
Institutional Class	(9,683,320)	(7,835,771)
Net decrease in shares	(7,989,963)	(4,771,111)

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIRECTIONAL ALLOCATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$16.50	$18.59	$15.83	$13.16	$11.61
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	.03	(.03)	(.04)	(.01)
Net gain (loss) on investments (realized and unrealized)	.07 [h]	(.12)	2.79	2.71	1.56
Total from investment operations	.09	(.09)	2.76	2.67	1.55
Less distributions from:
Net realized gains	(2.59)	(2.00)	—	—	—
Total distributions	(2.59)	(2.00)	—	—	—
Net asset value, end of period	$14.00	$16.50	$18.59	$15.83	$13.16

Total Return[b]	(0.38%)	1.13%	17.44%	20.29%	13.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$106,549	$104,877	$117,786	$131,554	$144,968
Ratios to average net assets:
Net investment income (loss)	0.16%	0.18%	(0.20%)	(0.27%)	(0.08%)
Total expenses[c]	1.43%	1.40%	1.35%	1.42%	1.50%
Net expenses[d,e,f]	1.40%	1.39%	1.34%	1.42%	1.50%
Portfolio turnover rate	313%	203%	92%	89%	227%

C-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$15.59	$17.81	$15.29	$12.80	$11.36
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	(.08)	(.16)	(.13)	(.08)
Net gain (loss) on investments (realized and unrealized)	.08 [h]	(.14)	2.68	2.62	1.52
Total from investment operations	.01	(.22)	2.52	2.49	1.44
Less distributions from:
Net realized gains	(2.59)	(2.00)	—	—	—
Total distributions	(2.59)	(2.00)	—	—	—
Net asset value, end of period	$13.01	$15.59	$17.81	$15.29	$12.80

Total Return[b]	(0.99%)	0.38%	16.48%	19.45%	12.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$98,656	$176,994	$239,516	$240,268	$266,485
Ratios to average net assets:
Net investment income (loss)	(0.53%)	(0.53%)	(0.96%)	(0.95%)	(0.69%)
Total expenses[c]	2.15%	2.13%	2.11%	2.15%	2.16%
Net expenses[d,e,f]	2.10%	2.11%	2.11%	2.11%	2.11%
Portfolio turnover rate	313%	203%	92%	89%	227%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

DIRECTIONAL ALLOCATION FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class*	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$16.59	$18.67	$15.90	$13.22	$11.65
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	.04	(.04)	(.03)	.01
Net gain (loss) on investments (realized and unrealized)	.07 [h]	(.12)	2.81	2.71	1.56
Total from investment operations	.10	(.08)	2.77	2.68	1.57
Less distributions from:
Net realized gains	(2.59)	(2.00)	—	—	—
Total distributions	(2.59)	(2.00)	—	—	—
Net asset value, end of period	$14.10	$16.59	$18.67	$15.90	$13.22

Total Return	(0.30%)	1.19%	17.42%	20.27%	13.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,143	$15,056	$20,892	$33,936	$32,720
Ratios to average net assets:
Net investment income (loss)	0.22%	0.24%	(0.22%)	(0.20%)	0.06%
Total expenses[c]	1.40%	1.40%	1.37%	1.40%	1.41%
Net expenses[d,e,f]	1.35%	1.36%	1.36%	1.36%	1.36%
Portfolio turnover rate	313%	203%	92%	89%	227%

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIRECTIONAL ALLOCATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$16.93	$18.97	$16.12	$13.37	$11.75
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	.08	.01	.01	.04
Net gain (loss) on investments (realized and unrealized)	.07 [h]	(.12)	2.84	2.74	1.58
Total from investment operations	.14	(.04)	2.85	2.75	1.62
Less distributions from:
Net realized gains	(2.59)	(2.00)	—	—	—
Total distributions	(2.59)	(2.00)	—	—	—
Net asset value, end of period	$14.48	$16.93	$18.97	$16.12	$13.37

Total Return	(0.03%)	1.39%	17.68%	20.66%	13.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$152,083	$266,223	$345,423	$278,127	$244,201
Ratios to average net assets:
Net investment income (loss)	0.47%	0.48%	0.04%	0.06%	0.32%
Total expenses[c]	1.15%	1.13%	1.12%	1.15%	1.16%
Net expenses[d,e,f]	1.10%	1.11%	1.11%	1.11%	1.11%
Portfolio turnover rate	313%	203%	92%	89%	227%

*	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/20	09/30/19		09/30/18	09/30/17
A-Class	—	0.01%		—	—
C-Class	0.01%	0.01%		0.02%	0.01%
P-Class	0.00%	0.00%	[g]	0.01%	0.02%
Institutional Class	0.01%	0.01%		0.02%	0.01%

[g]	Less than 0.01%

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	1.40%	1.39%	1.34%	1.41%	1.49%
C-Class	2.10%	2.10%	2.10%	2.10%	2.10%
P-Class	1.35%	1.35%	1.35%	1.35%	1.35%
Institutional Class	1.10%	1.10%	1.10%	1.10%	1.10%

[h]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2020

To Our Shareholders

Guggenheim RBP® Dividend Fund (the “Fund”) is managed by a team of seasoned professionals led by Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Burak Hurmeydan, Ph.D., Director and Portfolio Manager; and Douglas Makin, Director and Portfolio Manager. The following paragraphs discuss the Fund for the fiscal year ended September 30, 2020.

For the one-year period ended September 30, 2020, Guggenheim RBP® Dividend Fund returned -5.16%1, compared with the 16.34% return of its benchmark, the Dow Jones U.S. Large-Cap Total Stock Market Index. In addition, the Guggenheim RBP® Dividend IndexSM (the “Index”) returned -3.83%.

Strategy Overview

The Fund invests in U.S. large- and mid-capitalization companies believed to have a high dividend yield and high Required Business Performance® (“RBP® ”) Probability, while avoiding companies believed to have the most behavioral risk. The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Index, which consists of 100 common stocks of companies and units of beneficial ownership in real estate investment trusts (“REITs”) from the Dow Jones U.S. Large-Cap Total Stock Market IndexSM and the Dow Jones U.S. Mid-Cap Total Stock Market IndexSM screened for high RBP® Probability by applying RBP® Methodology, and that were selected for inclusion in the Index by using steady and solid dividend yield.

The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. The Fund also may invest up to 20% of its net assets in common stocks and REITS not included in the Index, but which the Investment Manager believes will help the Fund track the Index, as well as in ETFs, futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents.

RBP® methodology quantifies the probability of whether a stock can perform according to market expectations by measuring the likelihood that the company’s management can achieve the RBP® to support its current valuation or if investors’ systematic behavioral biases might have caused misalignment between the stock price and management’s ability to deliver. RBP® cannot guarantee nor does it predict profit, performance, or future stock prices.

Performance Review

The largest relative contribution to Fund performance for the period came from the Energy and Health Care sectors. The largest detractors relative to the benchmark were the Real Estate and Telecommunication Services sectors.

Antero Midstream Corp., Dow, Inc., and Williams-Sonoma, Inc. were the largest individual contributors to return. The largest detractors from return were Park Hotels & Resorts, Inc., Kohls Corp., and Gaming and Leisure Properties.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

RBP® DIVIDEND FUND

OBJECTIVE: Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Guggenheim RBP® Dividend IndexSM (the “Dividend Index” or “Index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	April 18, 2011
C-Class	April 18, 2011
P-Class**	April 18, 2011
Institutional Class	February 10, 2011

Ten Largest Holdings (% of Total Net Assets)
Antero Midstream Corp.	4.7%
Exxon Mobil Corp.	2.2%
Omega Healthcare Investors, Inc.	2.2%
Janus Henderson Group plc	2.1%
Kinder Morgan, Inc.	2.0%
Altria Group, Inc.	2.0%
AT&T, Inc.	1.9%
Valero Energy Corp.	1.9%
People’s United Financial, Inc.	1.9%
Huntington Bancshares, Inc.	1.7%
Top Ten Total	22.6%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2020

Average Annual Returns*

Periods Ended September 30, 2020

	1 Year	5 Year	Since Inception (04/18/11)
A-Class Shares	(5.16%)	7.98%	8.45%
A-Class Shares with sales charge‡	(9.67%)	6.71%	7.77%
C-Class Shares	(5.84%)	7.21%	7.73%
C-Class Shares with CDSC§	(6.74%)	7.21%	7.73%
P-Class Shares**	(5.13%)	8.01%	8.55%
Guggenheim RBP Dividend IndexSM	(3.83%)	9.57%	10.18%
Dow Jones U.S. Large-Cap Total Stock Market Index	16.34%	14.26%	12.86%

			Since Inception (02/10/11)
Institutional Class Shares	(4.88%)	8.30%	8.87%
Guggenheim RBP Dividend IndexSM	(3.83%)	9.57%	10.23%
Dow Jones U.S. Large-Cap Total Stock Market Index	16.34%	14.26%	12.51%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones U.S. Large-Cap Total Stock Market Index and Guggenheim RBP Dividend IndexSM are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The first graph is based on A-Class shares only. The second graph is based on Institutional shares only. Performance for C-Class shares and P-Class shares will vary due to differences in fee structure.

**	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
‡

Effective May 9, 2016, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Return since inception based on subscriptions made prior to May 9, 2016, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after May 9, 2016.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2020
RBP® DIVIDEND FUND

	Shares	Value
COMMON STOCKS† - 97.7%

Financial - 25.9%
Omega Healthcare Investors, Inc. REIT	12,391	$370,987
Janus Henderson Group plc	16,741	363,614
People’s United Financial, Inc.	30,785	317,393
Huntington Bancshares, Inc.	30,574	280,364
KeyCorp	22,161	264,381
Citizens Financial Group, Inc.	10,148	256,541
Fifth Third Bancorp	11,550	246,246
Principal Financial Group, Inc.	5,878	236,707
OneMain Holdings, Inc.	7,092	221,625
MetLife, Inc.	5,879	218,522
Truist Financial Corp.	5,720	217,646
U.S. Bancorp	5,903	211,623
Popular, Inc.	5,476	198,614
PNC Financial Services Group, Inc.	1,765	193,991
Synchrony Financial	6,511	170,393
JPMorgan Chase & Co.	1,678	161,541
First American Financial Corp.	2,966	150,999
Axis Capital Holdings Ltd.	3,387	149,164
Ameriprise Financial, Inc.	830	127,911
Visa, Inc. — Class A	129	25,796
Mastercard, Inc. — Class A	62	20,967
Total Financial		4,405,025

Consumer, Non-cyclical - 21.3%
Altria Group, Inc.	8,579	331,493
Philip Morris International, Inc.	3,465	259,840
AbbVie, Inc.	2,629	230,274
Pfizer, Inc.	5,364	196,859
Gilead Sciences, Inc.	3,016	190,581
Cardinal Health, Inc.	3,745	175,828
Flowers Foods, Inc.	6,568	159,800
Kellogg Co.	2,330	150,495
Sysco Corp.	2,296	142,857
Bristol-Myers Squibb Co.	2,353	141,862
PepsiCo, Inc.	1,009	139,847
Merck & Company, Inc.	1,603	132,969
Kimberly-Clark Corp.	862	127,283
Johnson & Johnson	838	124,762
Amgen, Inc.	489	124,284
Procter & Gamble Co.	780	108,413
Colgate-Palmolive Co.	1,368	105,541
Quest Diagnostics, Inc.	898	102,812
Clorox Co.	442	92,895
Eli Lilly & Co.	622	92,068
Kroger Co.	2,652	89,929
AmerisourceBergen Corp. — Class A	872	84,514
UnitedHealth Group, Inc.	241	75,137
Service Corporation International	1,750	73,815
Abbott Laboratories	601	65,407
Booz Allen Hamilton Holding Corp.	744	61,737
Zoetis, Inc.	146	24,144
Thermo Fisher Scientific, Inc.	22	9,713
Total Consumer, Non-cyclical		3,615,159

Energy - 12.3%
Antero Midstream Corp.	148,230	795,995
Exxon Mobil Corp.	10,952	375,982
Kinder Morgan, Inc.	26,967	332,503
Valero Energy Corp.	7,368	319,182
Chevron Corp.	3,654	263,088
Total Energy		2,086,750

Consumer, Cyclical - 8.4%
Walgreens Boots Alliance, Inc.	6,777	243,430
Leggett & Platt, Inc.	4,113	169,332
Hasbro, Inc.	1,995	165,027
Genuine Parts Co.	1,560	148,465
Watsco, Inc.	570	132,747
McDonald’s Corp.	513	112,598
Target Corp.	576	90,674
Yum! Brands, Inc.	985	89,931
Starbucks Corp.	1,045	89,786
Gentex Corp.	3,105	79,954
BorgWarner, Inc.	1,821	70,545
Casey’s General Stores, Inc.	200	35,530
Total Consumer, Cyclical		1,428,019

Industrial - 7.9%
nVent Electric plc	9,198	162,713
3M Co.	1,013	162,262
National Instruments Corp.	3,854	137,588
Eaton Corporation plc	1,296	132,231
Caterpillar, Inc.	869	129,611
United Parcel Service, Inc. — Class B	731	121,807
Johnson Controls International plc	2,885	117,852
CH Robinson Worldwide, Inc.	1,003	102,497
Union Pacific Corp.	483	95,088
Waste Management, Inc.	802	90,762
Norfolk Southern Corp.	387	82,814
Total Industrial		1,335,225

Communications - 7.2%
AT&T, Inc.	11,317	322,647
Interpublic Group of Companies, Inc.	15,742	262,419
Verizon Communications, Inc.	3,261	193,997
ViacomCBS, Inc. — Class B	5,684	159,209
Cisco Systems, Inc.	4,020	158,348
Corning, Inc.	3,814	123,612
Total Communications		1,220,232

Technology - 6.0%
Broadcom, Inc.	472	171,959
HP, Inc.	8,747	166,105
Intel Corp.	2,466	127,689
QUALCOMM, Inc.	880	103,558
Analog Devices, Inc.	851	99,346
KLA Corp.	467	90,477
Broadridge Financial Solutions, Inc.	569	75,108
Skyworks Solutions, Inc.	467	67,949
Jack Henry & Associates, Inc.	306	49,753
Microsoft Corp.	199	41,856

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2020
RBP® DIVIDEND FUND

	Shares	Value
Intuit, Inc.	97	$31,642
Total Technology		1,025,442

Utilities - 5.5%
Duke Energy Corp.	2,778	246,020
Southern Co.	4,402	238,676
Dominion Energy, Inc.	2,857	225,503
OGE Energy Corp.	7,482	224,385
Total Utilities		934,584

Basic Materials - 3.2%
LyondellBasell Industries N.V. — Class A	3,974	280,127
Dow, Inc.	5,666	266,586
Total Basic Materials		546,713

Total Common Stocks
(Cost $16,762,834)		16,597,149

EXCHANGE-TRADED FUNDS† - 1.9%
Vanguard Dividend Appreciation ETF	1,248	160,568
iShares Select Dividend ETF	1,876	152,969
Total Exchange-Traded Funds
(Cost $314,146)		313,537

Total Investments - 99.6%
(Cost $17,076,980)		$16,910,686
Other Assets & Liabilities, net - 0.4%		70,714
Total Net Assets - 100.0%		$16,981,400

†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$16,597,149	$—	$—	$16,597,149
Exchange-Traded Funds	313,537	—	—	313,537
Total Assets	$16,910,686	$—	$—	$16,910,686

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® DIVIDEND FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

Assets:
Investments, at value (cost $17,076,980)	$16,910,686
Cash	83,351
Prepaid expenses	26,915
Receivables:
Dividends	34,175
Investment Adviser	7,790
Fund shares sold	250
Total assets	17,063,167

Liabilities:
Payable for:
Professional fees	21,851
Fund shares redeemed	21,615
Securities purchased	21,020
Distribution and service fees	4,503
Transfer agent/maintenance fees	3,371
Fund accounting/administration fees	2,049
Trustees’ fees*	326
Due to Investment Adviser	114
Miscellaneous	6,918
Total liabilities	81,767
Net assets	$16,981,400

Net assets consist of:
Paid in capital	$18,357,787
Total distributable earnings (loss)	(1,376,387)
Net assets	$16,981,400

A-Class:
Net assets	$5,356,515
Capital shares outstanding	497,646
Net asset value per share	$10.76
Maximum offering price per share (Net asset value divided by 95.25%)	$11.30

C-Class:
Net assets	$3,650,600
Capital shares outstanding	336,147
Net asset value per share	$10.86

P-Class:
Net assets	$1,092,616
Capital shares outstanding	100,754
Net asset value per share	$10.84

Institutional Class:
Net assets	$6,881,669
Capital shares outstanding	657,746
Net asset value per share	$10.46

STATEMENT OF OPERATIONS
Year Ended September 30, 2020

Investment Income:
Dividends (net of foreign withholding tax of $377)	$775,970
Total investment income	775,970

Expenses:
Management fees	149,555
Distribution and service fees:
A-Class	15,258
C-Class	44,896
P-Class	3,780
Transfer agent/maintenance fees:
A-Class	7,424
C-Class	7,232
P-Class	2,894
Institutional Class	12,953
Registration fees	66,993
Professional fees	40,375
Fund accounting/administration fees	34,121
Trustees’ fees*	17,587
Custodian fees	6,840
Line of credit fees	639
Miscellaneous	10,975
Recoupment of previously waived fees:
A-Class	114
C-Class	17
Total expenses	421,653
Less:
Expenses reimbursed by Adviser:
A Class	(12,159)
C Class	(9,878)
P Class	(3,662)
Institutional Class	(17,874)
Expenses waived by Adviser	(123,926)
Earnings credits applied	(811)
Total waived/reimbursed expenses	(168,310)
Net expenses	253,343
Net investment income	522,627

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,122,117)
Net realized loss	(1,122,117)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,236,966)
Net change in unrealized appreciation (depreciation)	(1,236,966)
Net realized and unrealized loss	(2,359,083)
Net decrease in net assets resulting from operations	$(1,836,456)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

RBP® DIVIDEND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$522,627	$505,324
Net realized gain (loss) on investments	(1,122,117)	421,597
Net change in unrealized appreciation (depreciation) on investments	(1,236,966)	120,657
Net increase (decrease) in net assets resulting from operations	(1,836,456)	1,047,578

Distributions to shareholders:
A-Class	(262,822)	(404,182)
C-Class	(154,986)	(344,997)
P-Class	(76,200)	(114,501)
Institutional Class	(427,916)	(552,051)

Return of capital
A-Class	(55,364)	—
C-Class	(43,184)	—
P-Class	(14,544)	—
Institutional Class	(78,710)	—
Total distributions to shareholders	(1,113,726)	(1,415,731)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,887,541	1,555,804
C-Class	455,764	567,209
P-Class	1,089,069	839,785
Institutional Class	2,562,981	8,338,659
Distributions reinvested
A-Class	315,472	390,134
C-Class	195,278	336,554
P-Class	89,619	112,998
Institutional Class	477,629	338,033
Cost of shares redeemed
A-Class	(1,839,472)	(1,703,765)
C-Class	(1,685,060)	(1,366,937)
P-Class	(1,228,051)	(1,292,363)
Institutional Class	(3,894,923)	(5,025,806)
Net increase (decrease) from capital share transactions	(1,574,153)	3,090,305
Net increase (decrease) in net assets	(4,524,335)	2,722,152

Net assets:
Beginning of year	21,505,735	18,783,583
End of year	$16,981,400	$21,505,735

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® DIVIDEND FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2020	Year Ended September 30, 2019
Capital share activity:
Shares sold
A-Class	166,000	139,595
C-Class	37,589	49,123
P-Class	90,893	74,914
Institutional Class	240,518	756,542
Shares issued from reinvestment of distributions
A-Class	28,402	35,016
C-Class	17,322	30,184
P-Class	7,925	10,021
Institutional Class	44,081	30,853
Shares redeemed
A-Class	(185,161)	(146,500)
C-Class	(151,924)	(123,104)
P-Class	(117,051)	(110,266)
Institutional Class	(394,182)	(443,860)
Net increase (decrease) in shares	(215,588)	302,518

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

RBP® DIVIDEND FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$12.00	$12.55	$12.82	$11.55	$10.21
Income (loss) from investment operations:
Net investment income (loss)[a]	.30	.29	.23	.15	.17
Net gain (loss) on investments (realized and unrealized)	(.91)	.05	1.37	1.52	1.35
Total from investment operations	(.61)	.34	1.60	1.67	1.52
Less distributions from:
Net investment income	(0.31)	(0.32)	(0.34)	(0.18)	(0.18)
Net realized gains	(0.21)	(0.57)	(1.53)	(0.22)	—
Return of capital	(0.11)	—	—	—	—
Total distributions	(0.63)	(0.89)	(1.87)	(0.40)	(0.18)
Net asset value, end of period	$10.76	$12.00	$12.55	$12.82	$11.55

Total Return[b]	(5.16%)	3.41%	13.40%	14.87%	14.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,357	$5,860	$5,775	$5,822	$6,540
Ratios to average net assets:
Net investment income (loss)	2.73%	2.49%	1.84%	1.26%	1.50%
Total expenses[c]	2.04%	1.95%	2.08%	1.84%	2.20%
Net expenses[d,e,f]	1.21%	1.22%	1.21%	1.22%	1.39%
Portfolio turnover rate	114%	110%	97%	251%	226%

C-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$12.06	$12.53	$12.74	$11.48	$10.16
Income (loss) from investment operations:
Net investment income (loss)[a]	.22	.20	.14	.06	.09
Net gain (loss) on investments (realized and unrealized)	(.92)	.07	1.35	1.51	1.35
Total from investment operations	(.70)	.27	1.49	1.57	1.44
Less distributions from:
Net investment income	(0.18)	(0.17)	(0.17)	(0.09)	(0.12)
Net realized gains	(0.21)	(0.57)	(1.53)	(0.22)	—
Return of capital	(0.11)	—	—	—	—
Total distributions	(0.50)	(0.74)	(1.70)	(0.31)	(0.12)
Net asset value, end of period	$10.86	$12.06	$12.53	$12.74	$11.48

Total Return[b]	(5.84%)	2.66%	12.49%	13.96%	14.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,651	$5,223	$5,976	$6,231	$6,453
Ratios to average net assets:
Net investment income (loss)	1.92%	1.75%	1.10%	0.51%	0.81%
Total expenses[c]	2.80%	2.64%	2.77%	2.54%	2.84%
Net expenses[d,e,f]	1.96%	1.97%	1.96%	1.97%	2.06%
Portfolio turnover rate	114%	110%	97%	251%	226%

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® DIVIDEND FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class*	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$12.13	$12.67	$12.88	$11.61	$10.28
Income (loss) from investment operations:
Net investment income (loss)[a]	.30	.29	.23	.16	.17
Net gain (loss) on investments (realized and unrealized)	(.92)	.06	1.37	1.52	1.37
Total from investment operations	(.62)	.35	1.60	1.68	1.54
Less distributions from:
Net investment income	(0.35)	(0.32)	(0.28)	(0.19)	(0.21)
Net realized gains	(0.21)	(0.57)	(1.53)	(0.22)	—
Return of capital	(0.11)	—	—	—	—
Total distributions	(0.67)	(0.89)	(1.81)	(0.41)	(0.21)
Net asset value, end of period	$10.84	$12.13	$12.67	$12.88	$11.61

Total Return	(5.13%)	3.43%	13.35%	14.81%	15.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,093	$1,444	$1,829	$2,217	$1,263
Ratios to average net assets:
Net investment income (loss)	2.60%	2.50%	1.84%	1.28%	1.57%
Total expenses[c]	2.06%	2.06%	2.04%	1.76%	2.09%
Net expenses[d,e,f]	1.21%	1.22%	1.21%	1.22%	1.32%
Portfolio turnover rate	114%	110%	97%	251%	226%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

RBP® DIVIDEND FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$11.70	$12.28	$12.59	$11.38	$10.07
Income (loss) from investment operations:
Net investment income (loss)[a]	.32	.31	.25	.18	.19
Net gain (loss) on investments (realized and unrealized)	(.88)	.05	1.35	1.49	1.35
Total from investment operations	(.56)	.36	1.60	1.67	1.54
Less distributions from:
Net investment income	(0.36)	(0.37)	(0.38)	(0.24)	(0.23)
Net realized gains	(0.21)	(0.57)	(1.53)	(0.22)	—
Return of capital	(0.11)	—	—	—	—
Total distributions	(0.68)	(0.94)	(1.91)	(0.46)	(0.23)
Net asset value, end of period	$10.46	$11.70	$12.28	$12.59	$11.38

Total Return	(4.88%)	3.66%	13.71%	15.04%	15.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,882	$8,979	$5,203	$4,344	$5,954
Ratios to average net assets:
Net investment income (loss)	2.94%	2.76%	2.08%	1.51%	1.79%
Total expenses[c]	1.80%	1.62%	1.78%	1.54%	1.86%
Net expenses[d,e,f]	0.96%	0.97%	0.96%	0.97%	1.07%
Portfolio turnover rate	114%	110%	97%	251%	226%

*	F-1 Class shares redesigned as P-Class shares effective May 9, 2016.
[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	0.00%[g]	—	—	0.23%
C-Class	0.00%[g]	—	—	0.19%
P-Class	—	—	—	0.22%
Institutional Class	—	—	—	0.19%

[g]	Less than 0.01%

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	1.20%	1.21%	1.20%	1.20%	1.37%
C-Class	1.96%	1.96%	1.95%	1.95%	2.05%
P-Class	1.21%	1.21%	1.20%	1.20%	1.30%
Institutional Class	0.95%	0.96%	0.95%	0.95%	1.05%

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2020

To Our Shareholders

Guggenheim RBP® Large-Cap Defensive Fund (the “Fund”) is managed by a team of seasoned professionals led by Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Burak Hurmeydan, Ph.D., Director and Portfolio Manager; and Douglas Makin, Director and Portfolio Manager. The following paragraphs discuss the Fund for the fiscal year ended September 30, 2020.

For the one-year period ended September 30, 2020, Guggenheim RBP® Large-Cap Defensive Fund returned 1.40%1, compared with the 16.34% return of its benchmark, the Dow Jones U.S. Large-Cap Total Stock Market Index. In addition, the Guggenheim RBP® Large-Cap Defensive IndexSM (the “Index”), returned 2.99%.

Strategy Overview

The Fund invests in U.S. large-capitalization companies believed to have a high Required Business Performance® (“RBP® ”) Probability, while avoiding companies believed to have the most behavioral risk. The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Index, which consists of 100 common stocks of companies and units of beneficial ownership in real estate investment trusts (“REITs”) from the Dow Jones U.S. Large-Cap Total Stock Market IndexSM with beta factors of less than 1.0 that were selected for inclusion in the Index by applying RBP® methodology.

The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. The Fund also may invest up to 20% of its net assets in common stocks and REITS not included in the Index, but which the Investment Manager believes will help the Fund track the Index, as well as in ETFs, futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents.

RBP® methodology quantifies the probability of whether a stock can perform according to market expectations by measuring the likelihood that the company’s management can achieve the RBP® to support its current valuation or if investors’ systematic behavioral biases might have caused misalignment between the stock price and management’s ability to deliver. RBP® cannot guarantee nor does it predict profit, performance, or future stock prices.

Performance Review

The largest relative contribution to Fund performance for the period came from the Real Estate and Energy sectors. The largest detractors relative to the benchmark were the Information Technology and Consumer Discretionary sectors.

Royal Gold, Inc., Bristol Myers Squibb, and IHS Markit Ltd. were the largest individual contributors to return. The largest detractors from return were Alaska Air Group, Inc., ViacomCBS, Inc., and Flir Systems, Inc.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

RBP® LARGE-CAP DEFENSIVE FUND

OBJECTIVE: Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Guggenheim RBP® Large-Cap Defensive IndexSM (the “Defensive Index” or “Index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	April 27, 2010
C-Class	April 18, 2011
P-Class**	April 27, 2010
Institutional Class	February 15, 2011

Ten Largest Holdings (% of Total Net Assets)
SPDR S&P 500 ETF Trust	1.7%
Vanguard S&P 500 ETF	1.7%
Fidelity National Financial, Inc.	1.6%
Lockheed Martin Corp.	1.3%
Facebook, Inc. — Class A	1.3%
Alphabet, Inc. — Class C	1.3%
Masimo Corp.	1.2%
West Pharmaceutical Services, Inc.	1.2%
United Parcel Service, Inc. — Class B	1.2%
Amgen, Inc.	1.2%
Top Ten Total	13.7%

“Ten Largest Holdings” excludes any temporary cash investments.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2020

Average Annual Returns*

Periods Ended September 30, 2020

	1 Year	5 Year	10 Year
A-Class Shares	1.40%	10.24%	10.83%
A-Class Shares with sales charge‡	(3.41%)	8.94%	10.18%
P-Class Shares**	1.44%	10.28%	10.94%
Guggenheim RBP Large-Cap Defensive IndexSM	2.99%	11.79%	12.50%
Dow Jones U.S. Large-Cap Total Stock Market Index	16.34%	14.26%	13.79%

			Since Inception (04/18/11)
C-Class Shares	0.74%	9.45%	9.46%
C-Class Shares with CDSC§	(0.20%)	9.45%	9.46%
Guggenheim RBP Large-Cap Defensive IndexSM	2.99%	11.79%	11.83%
Dow Jones U.S. Large-Cap Total Stock Market Index	16.34%	14.26%	12.86%

			Since Inception (02/15/11)
Institutional Class Shares	1.69%	10.54%	10.52%
Guggenheim RBP Large-Cap Defensive IndexSM	2.99%	11.79%	11.80%
Dow Jones U.S. Large-Cap Total Stock Market Index	16.34%	14.26%	12.46%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Guggenheim RBP Large-Cap Defensive IndexSM and Dow Jones U.S. Large-Cap Total Stock Market Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.The first graph is based on A-Class shares only. The second graph is based on P-Class shares only. Performance for C-Class shares and Institutional Class shares will vary due to differences in fee structure.

**	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
‡

Effective May 9, 2016, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Return since inception based on subscriptions made prior to May 9, 2016, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after May 9, 2016.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS	September 30, 2020
RBP® LARGE-CAP DEFENSIVE FUND

	Shares	Value
COMMON STOCKS† - 96.0%

Consumer, Non-cyclical - 24.5%
Masimo Corp.*	612	$144,469
West Pharmaceutical Services, Inc.	524	144,047
Amgen, Inc.	563	143,092
Bristol-Myers Squibb Co.	2,252	135,773
Danaher Corp.	624	134,366
Zoetis, Inc.	804	132,958
Jazz Pharmaceuticals plc*	925	131,896
Eli Lilly & Co.	864	127,889
Merck & Company, Inc.	1,521	126,167
CVS Health Corp.	2,160	126,144
AbbVie, Inc.	1,417	124,115
MarketAxess Holdings, Inc.	253	121,842
Mondelez International, Inc. — Class A	2,046	117,543
Booz Allen Hamilton Holding Corp.	1,406	116,670
Becton Dickinson and Co.	500	116,340
Campbell Soup Co.	2,371	114,685
Verisk Analytics, Inc. — Class A	597	110,630
General Mills, Inc.	1,790	110,407
Clorox Co.	522	109,709
Monster Beverage Corp.*	1,309	104,982
Kimberly-Clark Corp.	695	102,623
CoStar Group, Inc.*	119	100,973
Teleflex, Inc.	295	100,424
Church & Dwight Company, Inc.	1,062	99,520
Kroger Co.	2,852	96,711
Total Consumer, Non-cyclical		2,993,975

Communications - 18.1%
Facebook, Inc. — Class A*	605	158,450
Alphabet, Inc. — Class C*	105	154,308
Charter Communications, Inc. — Class A*	225	140,476
eBay, Inc.	2,519	131,240
Cable One, Inc.	69	130,095
Palo Alto Networks, Inc.*	523	128,004
Amazon.com, Inc.*	40	125,949
Comcast Corp. — Class A	2,563	118,564
Fox Corp. — Class A	4,066	113,157
Verizon Communications, Inc.	1,875	111,544
NortonLifeLock, Inc.	5,317	110,806
Motorola Solutions, Inc.	681	106,787
Altice USA, Inc. — Class A*	4,064	105,664
Discovery, Inc. — Class A*	4,660	101,448
AT&T, Inc.	3,547	101,125
F5 Networks, Inc.*	798	97,971
Cisco Systems, Inc.	2,443	96,230
Juniper Networks, Inc.	4,028	86,602
Arista Networks, Inc.*	416	86,083
Total Communications		2,204,503

Technology - 16.0%
Activision Blizzard, Inc.	1,709	138,344
Zscaler, Inc.*	975	137,173
Take-Two Interactive Software, Inc.*	827	136,637
Akamai Technologies, Inc.*	1,226	135,522
DocuSign, Inc.*	618	133,018
Black Knight, Inc.*	1,504	130,923
Citrix Systems, Inc.	943	129,860
Synopsys, Inc.*	604	129,244
Broadridge Financial Solutions, Inc.	893	117,876
PTC, Inc.*	1,394	115,312
Jack Henry & Associates, Inc.	693	112,675
Leidos Holdings, Inc.	1,246	111,081
Tyler Technologies, Inc.*	318	110,842
CDK Global, Inc.	2,513	109,542
Seagate Technology plc	2,015	99,279
Xilinx, Inc.	944	98,402
Total Technology		1,945,730

Industrial - 11.5%
Lockheed Martin Corp.	425	162,894
United Parcel Service, Inc. — Class B	860	143,302
Northrop Grumman Corp.	429	135,345
Keysight Technologies, Inc.*	1,261	124,562
L3Harris Technologies, Inc.	721	122,454
General Dynamics Corp.	869	120,296
FLIR Systems, Inc.	3,061	109,737
Berry Global Group, Inc.*	2,211	106,836
Johnson Controls International plc	2,521	102,983
Expeditors International of Washington, Inc.	1,064	96,313
Jacobs Engineering Group, Inc.	1,025	95,089
Garmin Ltd.	897	85,089
Total Industrial		1,404,900

Consumer, Cyclical - 11.0%
Target Corp.	864	136,011
Dollar General Corp.	615	128,916
Domino’s Pizza, Inc.	293	124,607
Costco Wholesale Corp.	351	124,605
Tractor Supply Co.	798	114,385
Dollar Tree, Inc.*	1,223	111,709
Advance Auto Parts, Inc.	705	108,218
Pool Corp.	323	108,056
O’Reilly Automotive, Inc.*	212	97,749
NIKE, Inc. — Class B	774	97,168
McDonald’s Corp.	426	93,503
Chipotle Mexican Grill, Inc. — Class A*	75	93,278
Total Consumer, Cyclical		1,338,205

Financial - 8.5%
Fidelity National Financial, Inc.	6,226	194,936
Progressive Corp.	1,497	141,721
Intercontinental Exchange, Inc.	1,299	129,965
Equinix, Inc. REIT	167	126,942
Equity LifeStyle Properties, Inc. REIT	2,008	123,090
CyrusOne, Inc. REIT	1,714	120,031
Cboe Global Markets, Inc.	1,234	108,271
New York Community Bancorp, Inc.	11,717	96,900
Total Financial		1,041,856

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2020
RBP® LARGE-CAP DEFENSIVE FUND

	Shares	Value
Utilities - 3.4%
NextEra Energy, Inc.	396	$109,914
WEC Energy Group, Inc.	1,084	105,040
Eversource Energy	1,241	103,685
Xcel Energy, Inc.	1,469	101,376
Total Utilities		420,015

Energy - 1.5%
Cheniere Energy, Inc.*	2,019	93,419
Cabot Oil & Gas Corp. — Class A	5,190	90,099
Total Energy		183,518

Basic Materials - 1.5%
Newmont Corp.	1,430	90,734
Royal Gold, Inc.	744	89,406
Total Basic Materials		180,140

Total Common Stocks
(Cost $10,296,060)		11,712,842

EXCHANGE-TRADED FUNDS† - 3.4%
SPDR S&P 500 ETF Trust	616	206,292
Vanguard S&P 500 ETF	669	205,818
Total Exchange-Traded Funds
(Cost $393,641)		412,110

Total Investments - 99.4%
(Cost $10,689,701)		$12,124,952
Other Assets & Liabilities, net - 0.6%		78,139
Total Net Assets - 100.0%		$12,203,091

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$11,712,842	$—	$—	$11,712,842
Exchange-Traded Funds	412,110	—	—	412,110
Total Assets	$12,124,952	$—	$—	$12,124,952

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

RBP® LARGE-CAP DEFENSIVE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

Assets:
Investments, at value (cost $10,689,701)	$12,124,952
Cash	73,275
Prepaid expenses	32,095
Receivables:
Investment Adviser	7,298
Dividends	11,119
Total assets	12,248,739

Liabilities:
Payable for:
Professional fees	27,811
Distribution and service fees	3,544
Transfer agent/maintenance fees	3,335
Fund accounting/administration fees	2,049
Trustees’ fees*	387
Fund shares redeemed	9
Miscellaneous	8,513
Total liabilities	45,648
Net assets	$12,203,091

Net assets consist of:
Paid in capital	$10,564,689
Total distributable earnings (loss)	1,638,402
Net assets	$12,203,091

A-Class:
Net assets	$3,820,990
Capital shares outstanding	365,250
Net asset value per share	$10.46
Maximum offering price per share (Net asset value divided by 95.25%)	$10.98

C-Class:
Net assets	$2,595,464
Capital shares outstanding	258,839
Net asset value per share	$10.03

P-Class:
Net assets	$318,292
Capital shares outstanding	29,417
Net asset value per share	$10.82

Institutional Class:
Net assets	$5,468,345
Capital shares outstanding	500,251
Net asset value per share	$10.93

STATEMENT OF OPERATIONS
Year Ended September 30, 2020

Investment Income:
Dividends	$235,462
Total investment income	235,462

Expenses:
Management fees	100,356
Distribution and service fees:
A-Class	10,697
C-Class	31,514
P-Class	959
Transfer agent/maintenance fees:
A-Class	7,943
C-Class	6,452
P-Class	1,061
Institutional Class	12,077
Registration fees	62,950
Professional fees	40,031
Fund accounting/administration fees	34,168
Trustees’ fees*	17,801
Custodian fees	4,811
Line of credit fees	323
Miscellaneous	9,908
Total expenses	341,051
Less:
Expenses reimbursed by Adviser:
A Class	(21,435)
C Class	(16,135)
P Class	(2,235)
Institutional Class	(30,405)
Expenses waived by Adviser	(99,853)
Earnings credits applied	(674)
Total waived/reimbursed expenses	(170,737)
Net expenses	170,314
Net investment income	65,148

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	272,307
Net realized gain	272,307
Net change in unrealized appreciation (depreciation) on:
Investments	(319,133)
Net change in unrealized appreciation (depreciation)	(319,133)
Net realized and unrealized loss	(46,826)
Net increase in net assets resulting from operations	$18,322

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP DEFENSIVE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$65,148	$71,119
Net realized gain on investments	272,307	1,069,688
Net change in unrealized appreciation (depreciation) on investments	(319,133)	(196,930)
Net increase in net assets resulting from operations	18,322	943,877

Distributions to shareholders:
A-Class	(326,313)	(557,959)
C-Class	(246,703)	(730,364)
P-Class	(32,263)	(56,257)
Institutional Class	(430,105)	(1,208,572)
Total distributions to shareholders	(1,035,384)	(2,553,152)

Capital share transactions:
Proceeds from sale of shares
A-Class	782,860	1,210,666
C-Class	52,886	412,486
P-Class	65,658	39,807
Institutional Class	25,975	336,656
Distributions reinvested
A-Class	303,287	523,744
C-Class	238,865	645,937
P-Class	32,263	56,257
Institutional Class	426,829	842,832
Cost of shares redeemed
A-Class	(1,680,480)	(1,005,636)
C-Class	(1,299,675)	(1,802,234)
P-Class	(175,145)	(204,653)
Institutional Class	(861,107)	(2,655,598)
Net decrease from capital share transactions	(2,087,784)	(1,599,736)
Net decrease in net assets	(3,104,846)	(3,209,011)

Net assets:
Beginning of year	15,307,937	18,516,948
End of year	$12,203,091	$15,307,937

Capital share activity:
Shares sold
A-Class	76,322	115,868
C-Class	5,021	39,746
P-Class	5,822	3,535
Institutional Class	2,288	30,917
Shares issued from reinvestment of distributions
A-Class	28,318	55,423
C-Class	23,123	70,517
P-Class	2,912	5,770
Institutional Class	38,212	85,741
Shares redeemed
A-Class	(164,317)	(93,758)
C-Class	(133,639)	(183,246)
P-Class	(18,099)	(17,685)
Institutional Class	(85,905)	(256,814)
Net decrease in shares	(219,942)	(143,986)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

RBP® LARGE-CAP DEFENSIVE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$11.06	$12.09	$11.77	$10.43	$10.59
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.06	.04	.07	.02
Net gain (loss) on investments (realized and unrealized)	.11	.65	1.64	1.76	.84
Total from investment operations	.17	.71	1.68	1.83	.86
Less distributions from:
Net investment income	(.05)	(.03)	(.04)	(.02)	(.05)
Net realized gains	(.72)	(1.71)	(1.32)	(.47)	(.97)
Total distributions	(.77)	(1.74)	(1.36)	(.49)	(1.02)
Net asset value, end of period	$10.46	$11.06	$12.09	$11.77	$10.43

Total Return[b]	1.40%	8.35%	15.27%	18.34%	8.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,821	$4,698	$4,200	$3,968	$5,761
Ratios to average net assets:
Net investment income (loss)	0.56%	0.54%	0.37%	0.61%	0.20%
Total expenses[c]	2.48%	2.26%	2.06%	1.86%	1.95%
Net expenses[d,e,f]	1.21%	1.22%	1.21%	1.21%	1.41%
Portfolio turnover rate	100%	96%	117%	107%	103%

C-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$10.65	$11.76	$11.52	$10.28	$10.50
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	(.02)	(.04)	(.02)	(.05)
Net gain (loss) on investments (realized and unrealized)	.12	.62	1.60	1.73	.84
Total from investment operations	.10	.60	1.56	1.71	.79
Less distributions from:
Net investment income	—	—	—	—	(.04)
Net realized gains	(.72)	(1.71)	(1.32)	(.47)	(.97)
Total distributions	(.72)	(1.71)	(1.32)	(.47)	(1.01)
Net asset value, end of period	$10.03	$10.65	$11.76	$11.52	$10.28

Total Return[b]	0.74%	7.44%	14.48%	17.35%	8.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,595	$3,882	$5,142	$5,881	$7,939
Ratios to average net assets:
Net investment income (loss)	(0.19%)	(0.20%)	(0.36%)	(0.17%)	(0.48%)
Total expenses[c]	3.22%	2.94%	2.73%	2.54%	2.63%
Net expenses[d,e,f]	1.96%	1.97%	1.95%	1.96%	2.05%
Portfolio turnover rate	100%	96%	117%	107%	103%

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP DEFENSIVE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class*	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$11.41	$12.41	$12.05	$10.65	$10.76
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.06	.04	.06	.02
Net gain (loss) on investments (realized and unrealized)	.12	.67	1.69	1.81	.88
Total from investment operations	.18	.73	1.73	1.87	.90
Less distributions from:
Net investment income	(.05)	(.02)	(.05)	—	(.04)
Net realized gains	(.72)	(1.71)	(1.32)	(.47)	(.97)
Total distributions	(.77)	(1.73)	(1.37)	(.47)	(1.01)
Net asset value, end of period	$10.82	$11.41	$12.41	$12.05	$10.65

Total Return	1.44%	8.26%	15.33%	18.28%	8.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$318	$443	$585	$896	$778
Ratios to average net assets:
Net investment income (loss)	0.56%	0.53%	0.36%	0.56%	0.14%
Total expenses[c]	2.54%	2.30%	1.98%	1.80%	1.74%
Net expenses[d,e,f]	1.21%	1.22%	1.20%	1.21%	1.43%
Portfolio turnover rate	100%	96%	117%	107%	103%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

RBP® LARGE-CAP DEFENSIVE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$11.52	$12.52	$12.16	$10.78	$10.86
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	.09	.08	.09	.06
Net gain (loss) on investments (realized and unrealized)	.12	.68	1.68	1.83	.87
Total from investment operations	.21	.77	1.76	1.92	.93
Less distributions from:
Net investment income	(.08)	(.06)	(.08)	(.07)	(.04)
Net realized gains	(.72)	(1.71)	(1.32)	(.47)	(.97)
Total distributions	(.80)	(1.77)	(1.40)	(.54)	(1.01)
Net asset value, end of period	$10.93	$11.52	$12.52	$12.16	$10.78

Total Return	1.69%	8.62%	15.52%	18.58%	9.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,468	$6,286	$8,590	$10,563	$10,285
Ratios to average net assets:
Net investment income (loss)	0.81%	0.80%	0.64%	0.82%	0.53%
Total expenses[c]	2.23%	1.97%	1.70%	1.54%	1.62%
Net expenses[d,e,f]	0.96%	0.97%	0.95%	0.96%	1.06%
Portfolio turnover rate	100%	96%	117%	107%	103%

*	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	—	—	—	0.18%
C-Class	0.00%[g]	—	—	0.16%
P-Class	—	—	—	0.15%
Institutional Class	—	—	—	0.15%

[g]	Less than 0.01%

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	1.21%	1.21%	1.20%	1.20%	1.39%
C-Class	1.96%	1.96%	1.95%	1.95%	2.04%
P-Class	1.21%	1.21%	1.20%	1.20%	1.42%
Institutional Class	0.96%	0.96%	0.95%	0.95%	1.05%

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2020

To Our Shareholders

Guggenheim RBP® Large-Cap Market Fund (the “Fund”) is managed by a team of seasoned professionals led by Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Burak Hurmeydan, Ph.D., Director and Portfolio Manager; and Douglas Makin, Director and Portfolio Manager. The following paragraphs discuss the Fund for the fiscal year ended September 30, 2020.

For the one-year period ended September 30, 2020, Guggenheim RBP® Large-Cap Market Fund returned 8.57%1, compared with the 16.34% return of its benchmark, the Dow Jones U.S. Large-Cap Total Stock Market Index. In addition, the Guggenheim RBP® Large-Cap Market IndexSM (the “index”) returned 10.10%.

Strategy Overview

The Fund invests in U.S. large-capitalization companies believed to have a high Required Business Performance® (“RBP® ”) Probability, while avoiding companies believed to have the most behavioral risk. The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Index, which consists of 100 common stocks of companies and units of beneficial ownership in real estate investment trusts (“REITs”) from the Dow Jones U.S. Large-Cap Total Stock Market IndexSM with beta factors closest to 1.0 that were selected for inclusion in the Index by applying RBP® methodology.

The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. The Fund also may invest up to 20% of its net assets in common stocks and REITS not included in the Index, but which the Investment Manager believes will help the Fund track the Index, as well as in ETFs, futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents.

RBP® methodology quantifies the probability of whether a stock can perform according to market expectations by measuring the likelihood that the company’s management can achieve the RBP® to support its current valuation or if investors’ systematic behavioral biases might have caused misalignment between the stock price and management’s ability to deliver. RBP® cannot guarantee nor does it predict profit, performance, or future stock prices.

Performance Review

The largest relative contribution to Fund performance for the period came from the Health Care and Financials sectors. The largest detractors relative to the benchmark were the Information Technology and Consumer Discretionary sectors.

Tesla Motors, Inc., PayPal Holdings, Inc., and Vertex Pharmaceuticals, Inc., were the largest individual contributors to return. The largest detractors from return were Delta Air Lines, Inc., Alaska Air Group, Inc., and Oneok, Inc.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

RBP® LARGE-CAP MARKET FUND

OBJECTIVE: Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Guggenheim RBP® Large-Cap Market IndexSM (the “Market Index” or “Index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	April 27, 2010
C-Class	April 18, 2011
P-Class**	April 27, 2010
Institutional Class	February 15, 2011

Ten Largest Holdings (% of Total Net Assets)
Lockheed Martin Corp.	1.4%
Vertex Pharmaceuticals, Inc.	1.3%
Facebook, Inc. — Class A	1.3%
Alphabet, Inc. — Class C	1.3%
Microsoft Corp.	1.3%
salesforce.com, Inc.	1.2%
Thermo Fisher Scientific, Inc.	1.2%
Target Corp.	1.2%
Twitter, Inc.	1.2%
Progressive Corp.	1.2%
Top Ten Total	12.6%

“Ten Largest Holdings” excludes any temporary cash investments.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2020

Average Annual Returns*

Periods Ended September 30, 2020

	1 Year	5 Year	10 Year
A-Class Shares	8.57%	11.82%	11.86%
A-Class Shares with sales charge‡	3.46%	10.50%	11.21%
P-Class Shares**	8.54%	11.83%	11.93%
Guggenheim RBP Large-Cap Market IndexSM	10.10%	13.36%	13.50%
Dow Jones U.S. Large-Cap Total Stock Market Index	16.34%	14.26%	13.79%

			Since Inception (04/18/11)
C-Class Shares	7.69%	10.99%	9.96%
C-Class Shares with CDSC§	6.69%	10.99%	9.96%
Guggenheim RBP Large-Cap Market IndexSM	10.10%	13.36%	12.31%
Dow Jones U.S. Large-Cap Total Stock Market Index	16.34%	14.26%	12.86%

			Since Inception (02/15/11)
Institutional Class Shares	8.90%	12.12%	10.95%
Guggenheim RBP Large-Cap Market IndexSM	10.10%	13.36%	12.20%
Dow Jones U.S. Large-Cap Total Stock Market Index	16.34%	14.26%	12.46%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Guggenheim RBP Large-Cap Market IndexSM and the Dow Jones U.S. Large-Cap Total Stock Market Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The first graph is based on A-Class shares only. The second graph is based on P-Class shares only. Performance for C-Class shares and Institutional Class shares will vary due to differences in fee structure.

**	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
‡

Effective May 9, 2016, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the average annual return since inception based on subscriptions made prior to May 9, 2016, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after May 9, 2016.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS	September 30, 2020
RBP® LARGE-CAP MARKET FUND

	Shares	Value
COMMON STOCKS† - 97.5%

Consumer, Non-cyclical - 21.7%
Vertex Pharmaceuticals, Inc.*	544	$148,033
Thermo Fisher Scientific, Inc.	307	135,547
S&P Global, Inc.	341	122,965
IQVIA Holdings, Inc.*	777	122,479
PayPal Holdings, Inc.*	618	121,764
Zoetis, Inc.	734	121,382
Jazz Pharmaceuticals plc*	845	120,489
Abbott Laboratories	1,093	118,951
Merck & Company, Inc.	1,390	115,300
UnitedHealth Group, Inc.	368	114,731
Intuitive Surgical, Inc.*	154	109,269
Mondelez International, Inc. — Class A	1,869	107,374
Edwards Lifesciences Corp.*	1,279	102,090
Procter & Gamble Co.	722	100,351
Corteva, Inc.	3,434	98,934
Monster Beverage Corp.*	1,196	95,919
Sysco Corp.	1,528	95,072
CoStar Group, Inc.*	108	91,639
Teleflex, Inc.	269	91,573
Hershey Co.	589	84,427
Estee Lauder Companies, Inc. — Class A	380	82,935
Altria Group, Inc.	2,094	80,912
Total Consumer, Non-cyclical		2,382,136

Technology - 17.8%
Microsoft Corp.	660	138,818
salesforce.com, Inc.*	540	135,713
ServiceNow, Inc.*	262	127,070
Teradyne, Inc.	1,539	122,289
Advanced Micro Devices, Inc.*	1,488	122,001
Qorvo, Inc.*	944	121,785
Cadence Design Systems, Inc.*	1,142	121,771
MSCI, Inc. — Class A	340	121,305
Adobe, Inc.*	246	120,646
Intuit, Inc.	350	114,174
Skyworks Solutions, Inc.	742	107,961
VMware, Inc. — Class A*	748	107,465
Apple, Inc.	921	106,661
Zebra Technologies Corp. — Class A*	413	104,266
HP, Inc.	5,158	97,951
Dell Technologies, Inc. — Class C*	1,409	95,375
Broadcom, Inc.	250	91,080
Total Technology		1,956,331

Communications - 15.4%
Facebook, Inc. — Class A*	549	143,783
Alphabet, Inc. — Class C*	95	139,612
Twitter, Inc.*	2,916	129,762
Charter Communications, Inc. — Class A*	205	127,990
Cable One, Inc.	63	118,782
GoDaddy, Inc. — Class A*	1,528	116,082
Amazon.com, Inc.*	36	113,354
VeriSign, Inc.*	553	113,282
Comcast Corp. — Class A	2,341	108,295
Walt Disney Co.	854	105,964
CDW Corp.	880	105,187
ViacomCBS, Inc. — Class B	3,694	103,469
Motorola Solutions, Inc.	648	101,613
AT&T, Inc.	3,240	92,372
CenturyLink, Inc.	7,475	75,423
Total Communications		1,694,970

Financial - 12.9%
Progressive Corp.	1,367	129,414
Alexandria Real Estate Equities, Inc. REIT	757	121,120
Duke Realty Corp. REIT	3,226	119,039
Prologis, Inc. REIT	1,161	116,820
Mastercard, Inc. — Class A	344	116,330
Intercontinental Exchange, Inc.	1,157	115,758
First Republic Bank	1,055	115,058
T. Rowe Price Group, Inc.	858	110,013
Visa, Inc. — Class A	545	108,984
Aon plc — Class A	494	101,912
East West Bancorp, Inc.	2,901	94,979
JPMorgan Chase & Co.	935	90,013
Zions Bancorp North America	2,869	83,832
Total Financial		1,423,272

Consumer, Cyclical - 12.1%
Target Corp.	836	131,603
Tesla, Inc.*	285	122,268
Tractor Supply Co.	729	104,495
Dollar Tree, Inc.*	1,117	102,027
Lowe’s Companies, Inc.	598	99,184
Advance Auto Parts, Inc.	644	98,854
Home Depot, Inc.	355	98,587
Best Buy Company, Inc.	797	88,698
Chipotle Mexican Grill, Inc. — Class A*	68	84,572
Lululemon Athletica, Inc.*	252	83,001
Dunkin’ Brands Group, Inc.	1,005	82,319
McDonald’s Corp.	371	81,431
Walgreens Boots Alliance, Inc.	2,202	79,096
Williams-Sonoma, Inc.	849	76,784
Total Consumer, Cyclical		1,332,919

Industrial - 10.8%
Lockheed Martin Corp.	388	148,713
Jabil, Inc.	3,614	123,816
Northrop Grumman Corp.	392	123,672
Keysight Technologies, Inc.*	1,152	113,794
L3Harris Technologies, Inc.	659	111,924
General Dynamics Corp.	793	109,775
Amphenol Corp. — Class A	969	104,914
Berry Global Group, Inc.*	2,020	97,606
Old Dominion Freight Line, Inc.	529	95,707
Fortune Brands Home & Security, Inc.	1,048	90,673
Kansas City Southern	399	72,151
Total Industrial		1,192,745

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2020
RBP® LARGE-CAP MARKET FUND

	Shares	Value
Utilities - 3.5%
Essential Utilities, Inc.	2,423	$97,525
WEC Energy Group, Inc.	990	95,931
NRG Energy, Inc.	3,068	94,310
Dominion Energy, Inc.	1,179	93,059
Total Utilities		380,825

Energy - 2.3%
Williams Companies, Inc.	4,401	86,479
Concho Resources, Inc.	1,906	84,093
Chevron Corp.	1,140	82,080
Total Energy		252,652

Basic Materials - 1.0%
FMC Corp.	1,014	107,393

Total Common Stocks
(Cost $8,592,268)		10,723,243

EXCHANGE-TRADED FUNDS† - 2.0%
SPDR S&P 500 ETF Trust	362	121,230
Vanguard S&P 500 ETF	310	95,372
Total Exchange-Traded Funds
(Cost $211,537)		216,602

Total Investments - 99.5%
(Cost $8,803,805)		$10,939,845
Other Assets & Liabilities, net - 0.5%		55,378
Total Net Assets - 100.0%		$10,995,223

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$10,723,243	$—	$—	$10,723,243
Exchange-Traded Funds	216,602	—	—	216,602
Total Assets	$10,939,845	$—	$—	$10,939,845

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

RBP® LARGE-CAP MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

Assets:
Investments, at value (cost $8,803,805)	$10,939,845
Cash	16,955
Prepaid expenses	32,123
Receivables:
Securities sold	37,753
Investment Adviser	9,416
Dividends	4,751
Total assets	11,040,843

Liabilities:
Payable for:
Professional fees	23,323
Distribution and service fees	5,461
Transfer agent/maintenance fees	4,192
Fund accounting/administration fees	2,049
Printing fees	1,997
Trustees’ fees*	410
Miscellaneous	8,188
Total liabilities	45,620
Net assets	$10,995,223

Net assets consist of:
Paid in capital	$8,341,813
Total distributable earnings (loss)	2,653,410
Net assets	$10,995,223

A-Class:
Net assets	$4,372,080
Capital shares outstanding	401,137
Net asset value per share	$10.90
Maximum offering price per share (Net asset value divided by 95.25%)	$11.44

C-Class:
Net assets	$4,858,989
Capital shares outstanding	479,451
Net asset value per share	$10.13

P-Class:
Net assets	$130,604
Capital shares outstanding	11,582
Net asset value per share	$11.28

Institutional Class:
Net assets	$1,633,550
Capital shares outstanding	139,674
Net asset value per share	$11.70

STATEMENT OF OPERATIONS
Year Ended September 30, 2020

Investment Income:
Dividends	$174,382
Total investment income	174,382

Expenses:
Management fees	94,214
Distribution and service fees:
A-Class	13,446
C-Class	53,021
P-Class	317
Transfer agent/maintenance fees:
A-Class	9,317
C-Class	10,982
P-Class	532
Institutional Class	5,835
Registration fees	62,805
Professional fees	39,496
Fund accounting/administration fees	34,052
Trustees’ fees*	17,471
Custodian fees	5,224
Line of credit fees	314
Miscellaneous	10,102
Recoupment of previously waived fees:
C-Class	17
Total expenses	357,145
Less:
Expenses reimbursed by Adviser:
A-Class	(30,051)
C-Class	(32,485)
P-Class	(1,059)
Institutional Class	(14,912)
Expenses waived by Adviser	(93,744)
Earnings credits applied	(716)
Total waived/reimbursed expenses	(172,967)
Net expenses	184,178
Net investment loss	(9,796)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	622,585
Net realized gain	622,585
Net change in unrealized appreciation (depreciation) on:
Investments	(129,068)
Net change in unrealized appreciation (depreciation)	(129,068)
Net realized and unrealized gain	493,517
Net increase in net assets resulting from operations	$483,721

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(9,796)	$5,381
Net realized gain on investments	622,585	1,153,650
Net change in unrealized appreciation (depreciation) on investments	(129,068)	(865,215)
Net increase in net assets resulting from operations	483,721	293,816

Distributions to shareholders:
A-Class	(309,791)	(542,527)
C-Class	(416,826)	(1,268,994)
P-Class	(8,841)	(25,670)
Institutional Class	(241,203)	(585,712)
Total distributions to shareholders	(976,661)	(2,422,903)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,202,491	1,304,252
C-Class	19,853	154,229
P-Class	18,988	28,973
Institutional Class	161,831	11,365
Distributions reinvested
A-Class	288,783	481,989
C-Class	394,525	1,138,067
P-Class	8,605	24,602
Institutional Class	237,305	575,780
Cost of shares redeemed
A-Class	(1,761,079)	(1,004,052)
C-Class	(1,725,330)	(3,555,107)
P-Class	(53,893)	(80,418)
Institutional Class	(2,079,112)	(1,353,790)
Net decrease from capital share transactions	(3,287,033)	(2,274,110)
Net decrease in net assets	(3,779,973)	(4,403,197)

Net assets:
Beginning of year	14,775,196	19,178,393
End of year	$10,995,223	$14,775,196

Capital share activity:
Shares sold
A-Class	112,829	124,561
C-Class	1,995	17,364
P-Class	1,769	2,708
Institutional Class	15,572	1,072
Shares issued from reinvestment of distributions
A-Class	27,141	51,883
C-Class	39,651	129,620
P-Class	782	2,565
Institutional Class	20,834	58,160
Shares redeemed
A-Class	(172,990)	(97,819)
C-Class	(180,173)	(370,247)
P-Class	(4,906)	(7,497)
Institutional Class	(224,146)	(127,207)
Net decrease in shares	(361,642)	(214,837)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

RBP® LARGE-CAP MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$10.71	$12.04	$11.36	$10.17	$9.53
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	.03	.01	.01	(.01)
Net gain (loss) on investments (realized and unrealized)	.88	.25	1.84	1.84	.97
Total from investment operations	.90	.28	1.85	1.85	.96
Less distributions from:
Net investment income	(.01)	—	—	—	(.01)
Net realized gains	(.70)	(1.61)	(1.17)	(.66)	(.31)
Total distributions	(.71)	(1.61)	(1.17)	(.66)	(.32)
Net asset value, end of period	$10.90	$10.71	$12.04	$11.36	$10.17

Total Return[b]	8.57%	4.34%	17.47%	19.11%	10.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,372	$4,651	$4,280	$4,290	$5,059
Ratios to average net assets:
Net investment income (loss)	0.17%	0.32%	0.09%	0.09%	(0.11%)
Total expenses[c]	2.64%	2.29%	1.86%	1.91%	1.92%
Net expenses[d,e,f]	1.21%	1.22%	1.21%	1.21%	1.40%
Portfolio turnover rate	76%	81%	93%	98%	85%

C-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$10.07	$11.50	$10.98	$9.92	$9.36
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	(.04)	(.07)	(.07)	(.07)
Net gain (loss) on investments (realized and unrealized)	.82	.22	1.76	1.79	.95
Total from investment operations	.76	.18	1.69	1.72	.88
Less distributions from:
Net investment income	—	—	—	—	(.01)
Net realized gains	(.70)	(1.61)	(1.17)	(.66)	(.31)
Total distributions	(.70)	(1.61)	(1.17)	(.66)	(.32)
Net asset value, end of period	$10.13	$10.07	$11.50	$10.98	$9.92

Total Return[b]	7.69%	3.59%	16.55%	18.24%	9.57%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,859	$6,223	$9,672	$9,309	$10,108
Ratios to average net assets:
Net investment income (loss)	(0.57%)	(0.42%)	(0.66%)	(0.65%)	(0.77%)
Total expenses[c]	3.32%	2.92%	2.62%	2.62%	2.58%
Net expenses[d,e,f]	1.96%	1.97%	1.96%	1.96%	2.06%
Portfolio turnover rate	76%	81%	93%	98%	85%

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP MARKET FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class*	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$11.06	$12.37	$11.64	$10.41	$9.74
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	.04	.01	.01	(.03)
Net gain (loss) on investments (realized and unrealized)	.91	.26	1.89	1.88	1.02
Total from investment operations	.93	.30	1.90	1.89	.99
Less distributions from:
Net investment income	(.01)	—	—	—	(.01)
Net realized gains	(.70)	(1.61)	(1.17)	(.66)	(.31)
Total distributions	(.71)	(1.61)	(1.17)	(.66)	(.32)
Net asset value, end of period	$11.28	$11.06	$12.37	$11.64	$10.41

Total Return	8.54%	4.39%	17.38%	19.16%	10.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$131	$154	$200	$163	$384
Ratios to average net assets:
Net investment income (loss)	0.17%	0.35%	0.08%	0.11%	(0.27%)
Total expenses[c]	2.79%	2.34%	1.97%	1.86%	1.75%
Net expenses[d,e,f]	1.21%	1.22%	1.21%	1.21%	1.43%
Portfolio turnover rate	76%	81%	93%	98%	85%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

RBP® LARGE-CAP MARKET FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$11.44	$12.71	$11.91	$10.60	$9.89
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	.07	.04	.04	.02
Net gain (loss) on investments (realized and unrealized)	.95	.27	1.93	1.93	1.02
Total from investment operations	1.00	.34	1.97	1.97	1.04
Less distributions from:
Net investment income	(.04)	—	—	—	(.02)
Net realized gains	(.70)	(1.61)	(1.17)	(.66)	(.31)
Total distributions	(.74)	(1.61)	(1.17)	(.66)	(.33)
Net asset value, end of period	$11.70	$11.44	$12.71	$11.91	$10.60

Total Return	8.90%	4.62%	17.69%	19.49%	10.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,634	$3,747	$5,026	$6,498	$7,564
Ratios to average net assets:
Net investment income (loss)	0.47%	0.59%	0.35%	0.34%	0.23%
Total expenses[c]	2.25%	1.96%	1.57%	1.60%	1.59%
Net expenses[d,e,f]	0.96%	0.97%	0.96%	0.96%	1.07%
Portfolio turnover rate	76%	81%	93%	98%	85%

*	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/20	09/30/19	09/30/18	09/30/17
A-Class	—	—	—	0.18%
C-Class	0.00%[g]	—	—	0.14%
P-Class	—	—	—	0.15%
Institutional Class	—	—	—	0.14%

[g]	Less than 0.01%

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	1.21%	1.21%	1.20%	1.20%	1.39%
C-Class	1.96%	1.96%	1.95%	1.95%	2.05%
P-Class	1.21%	1.21%	1.20%	1.20%	1.42%
Institutional Class	0.96%	0.96%	0.95%	0.95%	1.05%

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2020

To Our Shareholders

Guggenheim RBP® Large-Cap Value Fund (the “Fund”) is managed by a team of seasoned professionals led by Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Burak Hurmeydan, Ph.D., Director and Portfolio Manager; and Douglas Makin, Director and Portfolio Manager. The following paragraphs discuss the Fund for the fiscal year ended September 30, 2020.

For the one-year period ended September 30, 2020, Guggenheim RBP® Large-Cap Value Fund returned -8.05%1, compared with the -4.21% return of its benchmark, the Dow Jones U.S. Large-Cap Value Total Stock Market Index. In addition, the Guggenheim RBP® Large-Cap Value IndexSM (the “Index”) returned -7.12%.

Strategy Overview

The Fund invests in U.S. large-capitalization companies believed to have a high Required Business Performance® (“RBP® ”) Probability, while avoiding companies believed to have the most behavioral risk. The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Index, which consists of 100 common stocks of companies and units of beneficial ownership in real estate investment trusts (“REITs”) from the Dow Jones U.S. Large-Cap Value Total Stock Market IndexSM that were selected for inclusion in the Index by applying RBP® methodology.

The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. The Fund also may invest up to 20% of its net assets in common stocks and REITS not included in the Index, but which the Investment Manager believes will help the Fund track the Index, as well as in ETFs, futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents.

RBP® methodology quantifies the probability of whether a stock can perform according to market expectations by measuring the likelihood that the company’s management can achieve the RBP® to support its current valuation or if investors’ systematic behavioral biases might have caused misalignment between the stock price and management’s ability to deliver. RBP® cannot guarantee nor does it predict profit, performance, or future stock prices.

Performance Review

The largest relative contribution to Fund performance for the period came from the Information Technology and Consumer Discretionary sectors. The largest detractors relative to the benchmark were the Health Care and Materials sectors.

Advanced Micro Devices, Royal Caribbean Cruises, Ltd., and Qualcomm, Inc. were the largest individual contributors to return. The largest detractors from return were Delta Air Lines, Inc., Oneok, Inc., and Discover Financial Servcies.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

RBP® LARGE-CAP VALUE FUND

OBJECTIVE: Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Guggenheim RBP® Large-Cap Value IndexSM (the “Value Index” or “Index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	April 18, 2011
C-Class	April 18, 2011
P-Class**	April 18, 2011
Institutional Class	February 10, 2011

Ten Largest Holdings (% of Total Net Assets)
Fidelity National Financial, Inc.	1.7%
Lockheed Martin Corp.	1.4%
Teradyne, Inc.	1.3%
United Parcel Service, Inc. — Class B	1.3%
Pfizer, Inc.	1.3%
Progressive Corp.	1.2%
Target Corp.	1.2%
Bristol-Myers Squibb Co.	1.2%
Applied Materials, Inc.	1.2%
Agilent Technologies, Inc.	1.2%
Top Ten Total	13.0%

“Ten Largest Holdings” excludes any temporary cash investments.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2020

Average Annual Returns*

Periods Ended September 30, 2020

	1 Year	5 Year	Since Inception (04/18/11)
A-Class Shares	(8.05%)	6.98%	8.20%
A-Class Shares with sales charge‡	(12.40%)	5.71%	7.53%
C-Class Shares	(8.80%)	6.19%	7.43%
C-Class Shares with CDSC§	(9.70%)	6.19%	7.43%
P-Class Shares**	(8.10%)	6.99%	8.25%
Guggenheim RBP Large-Cap Value IndexSM	(7.12%)	8.40%	9.81%
Dow Jones U.S. Large-Cap Value Total Stock Market Index	(4.21%)	8.83%	9.36%

			Since Inception (02/10/11)
Institutional Class Shares	(7.92%)	7.26%	8.40%
Guggenheim RBP Large-Cap Value IndexSM	(7.12%)	8.40%	9.67%
Dow Jones U.S. Large-Cap Value Total Stock Market Index	(4.21%)	8.83%	9.18%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones U.S. Large-Cap Value Total Stock Market Index and Guggenheim RBP Large-Cap Value IndexSM are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The first graph is based on A-Class shares only. The second graph is based on Institutional Class shares only. Performance for C-Class shares and P-Class shares will vary due to differences in fee structure.

**	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
‡

Effective May 9, 2016, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum ales charge is used in the calculation of the average annual return since inception based on subscriptions made prior to May 9, 2016, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after May 9, 2016.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS	September 30, 2020
RBP® LARGE-CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 98.4%

Consumer, Non-cyclical - 29.8%
Pfizer, Inc.	1,046	$38,388
Bristol-Myers Squibb Co.	619	37,319
Biogen, Inc.*	129	36,595
Abbott Laboratories	321	34,934
Johnson & Johnson	234	34,838
Eli Lilly & Co.	232	34,341
CVS Health Corp.	580	33,872
Amgen, Inc.	131	33,295
AbbVie, Inc.	380	33,284
Merck & Company, Inc.	401	33,263
Sysco Corp.	521	32,417
Mondelez International, Inc. — Class A	551	31,655
Booz Allen Hamilton Holding Corp.	377	31,284
McKesson Corp.	204	30,382
Quanta Services, Inc.	562	29,707
Procter & Gamble Co.	213	29,605
Campbell Soup Co.	607	29,361
Gilead Sciences, Inc.	460	29,067
Colgate-Palmolive Co.	374	28,854
Kimberly-Clark Corp.	190	28,055
Corteva, Inc.	953	27,456
General Mills, Inc.	439	27,077
Conagra Brands, Inc.	756	26,997
ServiceMaster Global Holdings, Inc.*	674	26,879
Kroger Co.	766	25,975
Baxter International, Inc.	321	25,815
Altria Group, Inc.	644	24,884
Hershey Co.	173	24,798
Clorox Co.	116	24,380
Kellogg Co.	358	23,123
Total Consumer, Non-cyclical		907,900

Financial - 20.5%
Fidelity National Financial, Inc.	1,624	50,848
Progressive Corp.	402	38,057
Alexandria Real Estate Equities, Inc. REIT	222	35,520
Duke Realty Corp. REIT	949	35,018
Intercontinental Exchange, Inc.	349	34,918
First Republic Bank	310	33,809
Equity LifeStyle Properties, Inc. REIT	548	33,592
U.S. Bancorp	931	33,376
Fifth Third Bancorp	1,434	30,573
Chubb Ltd.	262	30,424
Globe Life, Inc.	356	28,444
Synchrony Financial	1,083	28,342
Huntington Bancshares, Inc.	3,073	28,179
American Express Co.	280	28,070
Ally Financial, Inc.	1,111	27,853
JPMorgan Chase & Co.	284	27,341
Bank of America Corp.	1,115	26,860
KeyCorp	2,226	26,556
Charles Schwab Corp.	662	23,984
People’s United Financial, Inc.	2,186	22,538
Total Financial		624,302

Industrial - 13.1%
Lockheed Martin Corp.	114	43,694
United Parcel Service, Inc. — Class B	231	38,491
Agilent Technologies, Inc.	363	36,641
Keysight Technologies, Inc.*	338	33,388
General Dynamics Corp.	233	32,254
Crown Holdings, Inc.*	414	31,820
Johnson Controls International plc	677	27,656
Parker-Hannifin Corp.	133	26,911
Fortune Brands Home & Security, Inc.	308	26,648
Norfolk Southern Corp.	124	26,535
Expeditors International of Washington, Inc.	285	25,798
Jacobs Engineering Group, Inc.	275	25,512
Fortive Corp.	334	25,454
Total Industrial		400,802

Technology - 7.9%
Teradyne, Inc.	506	40,207
Applied Materials, Inc.	623	37,037
KLA Corp.	189	36,617
Advanced Micro Devices, Inc.*	437	35,830
QUALCOMM, Inc.	298	35,069
Leidos Holdings, Inc.	334	29,776
International Business Machines Corp.	218	26,524
Total Technology		241,060

Communications - 7.6%
eBay, Inc.	677	35,272
ViacomCBS, Inc. — Class B	1,235	34,592
Comcast Corp. — Class A	686	31,735
Motorola Solutions, Inc.	193	30,264
Verizon Communications, Inc.	470	27,960
AT&T, Inc.	902	25,716
Cisco Systems, Inc.	595	23,437
CenturyLink, Inc.	2,297	23,177
Total Communications		232,153

Consumer, Cyclical - 7.2%
Target Corp.	239	37,623
DR Horton, Inc.	441	33,353
McDonald’s Corp.	131	28,753
Walgreens Boots Alliance, Inc.	781	28,054
Darden Restaurants, Inc.	259	26,092
IAA, Inc.*	492	25,618
Aptiv plc	235	21,545
BorgWarner, Inc.	480	18,595
Total Consumer, Cyclical		219,633

Utilities - 6.3%
DTE Energy Co.	271	31,176
Consolidated Edison, Inc.	367	28,552
American Water Works Company, Inc.	195	28,252
Xcel Energy, Inc.	394	27,190
Essential Utilities, Inc.	664	26,726
Duke Energy Corp.	289	25,594

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2020
RBP® LARGE-CAP VALUE FUND

	Shares	Value
Pinnacle West Capital Corp.	322	$24,005
Total Utilities		191,495

Energy - 5.0%
Williams Companies, Inc.	1,534	30,143
ConocoPhillips	798	26,206
Marathon Petroleum Corp.	864	25,350
Concho Resources, Inc.	560	24,707
Chevron Corp.	335	24,120
Hess Corp.	574	23,494
Total Energy		154,020

Basic Materials - 1.0%
FMC Corp.	298	31,561

Total Common Stocks
(Cost $2,865,317)		3,002,926

EXCHANGE-TRADED FUNDS† - 0.9%
iShares S&P 500 Value ETF	233	26,201
Total Exchange-Traded Funds
(Cost $26,677)		26,201

Total Investments - 99.3%
(Cost $2,891,994)		$3,029,127
Other Assets & Liabilities, net - 0.7%		22,124
Total Net Assets - 100.0%		$3,051,251

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,002,926	$—	$—	$3,002,926
Exchange-Traded Funds	26,201	—	—	26,201
Total Assets	$3,029,127	$—	$—	$3,029,127

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

RBP® LARGE-CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

Assets:
Investments, at value (cost $2,891,994)	$3,029,127
Cash	18,419
Prepaid expenses	26,850
Receivables:
Investment Adviser	12,940
Dividends	4,380
Fund shares sold	15
Total assets	3,091,731

Liabilities:
Payable for:
Professional fees	27,131
Trustees’ fees*	2,203
Transfer agent/maintenance fees	2,185
Fund accounting/administration fees	2,049
Distribution and service fees	383
Fund shares redeemed	1
Miscellaneous	6,528
Total liabilities	40,480
Net assets	$3,051,251

Net assets consist of:
Paid in capital	$3,003,532
Total distributable earnings (loss)	47,719
Net assets	$3,051,251

A-Class:
Net assets	$53,212
Capital shares outstanding	5,723
Net asset value per share	$9.30
Maximum offering price per share (Net asset value divided by 95.25%)	$9.76

C-Class:
Net assets	$447,047
Capital shares outstanding	49,015
Net asset value per share	$9.12

P-Class:
Net assets	$114,461
Capital shares outstanding	12,333
Net asset value per share	$9.28

Institutional Class:
Net assets	$2,436,531
Capital shares outstanding	259,085
Net asset value per share	$9.40

STATEMENT OF OPERATIONS
Year Ended September 30, 2020

Investment Income:
Dividends	$86,521
Total investment income	86,521

Expenses:
Management fees	23,762
Distribution and service fees:
A-Class	236
C-Class	3,795
P-Class	528
Transfer agent/maintenance fees:
A-Class	939
C-Class	3,213
P-Class	1,891
Institutional Class	19,540
Registration fees	66,821
Professional fees	37,123
Fund accounting/administration fees	34,167
Trustees’ fees*	19,823
Custodian fees	2,600
Line of credit fees	76
Miscellaneous	8,120
Recoupment of previously waived fees:
A-Class	1
C-Class	25
P-Class	7
Institutional Class	142
Total expenses	222,809
Less:
Expenses reimbursed by Adviser:
A-Class	(4,661)
C-Class	(20,049)
P-Class	(11,032)
Institutional Class	(128,353)
Expenses waived by Adviser	(23,766)
Earnings credits applied	(208)
Total waived/reimbursed expenses	(188,069)
Net expenses	34,740
Net investment income	51,781

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(121,874)
Net realized loss	(121,874)
Net change in unrealized appreciation (depreciation) on:
Investments	(163,562)
Net change in unrealized appreciation (depreciation)	(163,562)
Net realized and unrealized loss	(285,436)
Net decrease in net assets resulting from operations	$(233,655)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Year Ended September 30, 2019
Increase (Decrease) in Net Assets from Operations:
Net investment income	$51,781	$53,350
Net realized gain (loss) on investments	(121,874)	27,639
Net change in unrealized appreciation (depreciation) on investments	(163,562)	(43,775)
Net increase (decrease) in net assets resulting from operations	(233,655)	37,214

Distributions to shareholders:
A-Class	(1,700)	(9,854)
C-Class	(4,693)	(39,412)
P-Class	(9,386)	(54,524)
Institutional Class	(56,328)	(282,709)
Total distributions to shareholders	(72,107)	(386,499)

Capital share transactions:
Proceeds from sale of shares
A-Class	51,928	—
C-Class	150,749	2,006
P-Class	16,818	11,055
Institutional Class	4,414	47,873
Distributions reinvested
A-Class	1,665	9,854
C-Class	4,693	39,412
P-Class	9,265	53,992
Institutional Class	56,328	7,394
Cost of shares redeemed
A-Class	(72,732)	(22,054)
C-Class	(9,672)	(200,033)
P-Class	(306,848)	(174,048)
Institutional Class	(57,767)	(32,175)
Net decrease from capital share transactions	(151,159)	(256,724)
Net decrease in net assets	(456,921)	(606,009)

Net assets:
Beginning of year	3,508,172	4,114,181
End of year	$3,051,251	$3,508,172

Capital share activity:
Shares sold
A-Class	5,312	—
C-Class	18,422	206
P-Class	1,811	1,088
Institutional Class	463	4,775
Shares issued from reinvestment of distributions
A-Class	158	1,082
C-Class	453	4,360
P-Class	882	5,894
Institutional Class	5,309	802
Shares redeemed
A-Class	(8,110)	(2,202)
C-Class	(1,131)	(19,840)
P-Class	(29,513)	(19,076)
Institutional Class	(5,983)	(3,190)
Net increase (decrease) in shares	(11,927)	(26,101)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

RBP® LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$10.28	$11.17	$11.12	$9.67	$9.11
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	.14	.10	.11	.09
Net gain (loss) on investments (realized and unrealized)	(.96)	.01	1.09	1.61	1.06
Total from investment operations	(.81)	.15	1.19	1.72	1.15
Less distributions from:
Net investment income	(.11)	(.06)	(.20)	(.22)	(.10)
Net realized gains	(.06)	(.98)	(.94)	(.05)	(.49)
Total distributions	(.17)	(1.04)	(1.14)	(.27)	(.59)
Net asset value, end of period	$9.30	$10.28	$11.17	$11.12	$9.67

Total Return[b]	(8.05%)	2.53%	11.36%	18.07%	13.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53	$86	$106	$101	$158
Ratios to average net assets:
Net investment income (loss)	1.53%	1.41%	0.90%	1.10%	0.94%
Total expenses[c]	7.41%	6.32%	5.49%	5.22%	6.13%
Net expenses[d,e,f]	1.21%	1.22%	1.21%	1.22%	1.41%
Portfolio turnover rate	95%	101%	104%	132%	119%

C-Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$10.14	$11.09	$10.98	$9.49	$8.96
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	.06	.01	.03	.03
Net gain (loss) on investments (realized and unrealized)	(.94)	.02	1.09	1.59	1.04
Total from investment operations	(.87)	.08	1.10	1.62	1.07
Less distributions from:
Net investment income	(.09)	(.05)	(.05)	(.08)	(.05)
Net realized gains	(.06)	(.98)	(.94)	(.05)	(.49)
Total distributions	(.15)	(1.03)	(.99)	(.13)	(.54)
Net asset value, end of period	$9.12	$10.14	$11.09	$10.98	$9.49

Total Return[b]	(8.80%)	1.81%	10.54%	17.14%	12.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$447	$317	$516	$542	$460
Ratios to average net assets:
Net investment income (loss)	0.79%	0.65%	0.14%	0.34%	0.32%
Total expenses[c]	7.99%	6.75%	6.14%	5.89%	6.78%
Net expenses[d,e,f]	1.96%	1.97%	1.96%	1.97%	2.06%
Portfolio turnover rate	95%	101%	104%	132%	119%

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class*	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$10.33	$11.25	$11.12	$9.46	$8.93
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	.14	.10	.11	.10
Net gain (loss) on investments (realized and unrealized)	(.96)	—	1.10	1.60	1.04
Total from investment operations	(.81)	.14	1.20	1.71	1.14
Less distributions from:
Net investment income	(.18)	(.08)	(.13)	—	(.12)
Net realized gains	(.06)	(.98)	(.94)	(.05)	(.49)
Total distributions	(.24)	(1.06)	(1.07)	(.05)	(.61)
Net asset value, end of period	$9.28	$10.33	$11.25	$11.12	$9.46

Total Return	(8.10%)	2.47%	11.40%	18.09%	13.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$114	$405	$577	$510	$154
Ratios to average net assets:
Net investment income (loss)	1.49%	1.41%	0.90%	1.05%	1.06%
Total expenses[c]	7.18%	6.07%	5.37%	5.31%	5.70%
Net expenses[d,e,f]	1.21%	1.22%	1.21%	1.22%	1.25%
Portfolio turnover rate	95%	101%	104%	132%	119%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

RBP® LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Per Share Data
Net asset value, beginning of period	$10.42	$11.35	$11.22	$9.61	$9.07
Income (loss) from investment operations:
Net investment income (loss)[a]	.17	.17	.13	.14	.12
Net gain (loss) on investments (realized and unrealized)	(.97)	—	1.11	1.62	1.06
Total from investment operations	(.80)	.17	1.24	1.76	1.18
Less distributions from:
Net investment income	(.16)	(.12)	(.17)	(.10)	(.15)
Net realized gains	(.06)	(.98)	(.94)	(.05)	(.49)
Total distributions	(.22)	(1.10)	(1.11)	(.15)	(.64)
Net asset value, end of period	$9.40	$10.42	$11.35	$11.22	$9.61

Total Return	(7.92%)	2.77%	11.69%	18.42%	13.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,437	$2,701	$2,915	$2,887	$2,480
Ratios to average net assets:
Net investment income (loss)	1.78%	1.66%	1.14%	1.35%	1.32%
Total expenses[c]	6.86%	5.80%	5.07%	4.78%	5.78%
Net expenses[d,e,f]	0.96%	0.97%	0.96%	0.97%	1.05%
Portfolio turnover rate	95%	101%	104%	132%	119%

*	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/20		09/30/19	09/30/18	09/30/17
A-Class	—		—	—	1.10%
C-Class	0.01%		—	—	1.07%
P-Class	0.00%	[g]	—	—	1.03%
Institutional Class	0.01%		—	—	0.99%

[g]	Less than 0.01%

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/20	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	1.21%	1.21%	1.20%	1.20%	1.40%
C-Class	1.96%	1.96%	1.95%	1.95%	2.05%
P-Class	1.21%	1.21%	1.20%	1.20%	1.24%
Institutional Class	0.96%	0.96%	0.95%	0.95%	1.04%

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Transparent Value Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of four separate classes of shares: A-Class shares, C-Class shares, P-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1.25% contingent deferred sales charge (“CDSC”), if shares are redeemed within 18 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2020, the Trust consisted of five funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Directional Allocation Fund	Diversified
RBP® Dividend Fund	Diversified
RBP® Large-Cap Defensive Fund	Diversified
RBP® Large-Cap Market Fund	Diversified
RBP® Large-Cap Value Fund	Diversified

The Funds’ investment objectives are to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Index as follows:

Fund	Index
Directional Allocation Fund	Guggenheim Directional Allocation IndexSM
RBP® Dividend Fund	Guggenheim RBP® Dividend IndexSM
RBP® Large-Cap Defensive Fund	Guggenheim RBP® Large-Cap Defensive IndexSM
RBP® Large-Cap Market Fund	Guggenheim RBP® Large-Cap Market IndexSM
RBP® Large-Cap Value Fund	Guggenheim RBP® Large-Cap Value IndexSM

Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2020, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(c) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(d) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(f) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2020 are disclosed in the Statements of Operations.

(g) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.09% at September 30, 2020.

(h) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Directional Allocation Fund	0.95%
RBP® Dividend Fund	0.75%
RBP® Large-Cap Defensive Fund	0.75%
RBP® Large-Cap Market Fund	0.75%
RBP® Large-Cap Value Fund	0.75%

GPIM engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of each Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of each Fund’s C-Class shares.

The Trust has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder and/or administration services fee equal to an annual rate of up to 0.15% of the average daily net assets of each Fund’s A-Class shares will be paid to certain service providers for performing certain shareholder and administrative services.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

NOTES TO FINANCIAL STATEMENTS (continued)

Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

Fund	Limit	Effective Date	Contract End Date
Directional Allocation Fund – A-Class	1.50%	05/09/16	02/01/21
Directional Allocation Fund – C-Class	2.10%	05/09/16	02/01/21
Directional Allocation Fund – P-Class	1.35%	05/09/16	02/01/21
Directional Allocation Fund – Institutional Class	1.10%	05/09/16	02/01/21
RBP® Dividend Fund – A-Class	1.20%	05/09/16	02/01/21
RBP® Dividend Fund – C-Class	1.95%	05/09/16	02/01/21
RBP® Dividend Fund – P-Class	1.20%	05/09/16	02/01/21
RBP® Dividend Fund – Institutional Class	0.95%	05/09/16	02/01/21
RBP® Large-Cap Defensive Fund – A-Class	1.20%	05/09/16	02/01/21
RBP® Large-Cap Defensive Fund – C-Class	1.95%	05/09/16	02/01/21
RBP® Large-Cap Defensive Fund – P-Class	1.20%	05/09/16	02/01/21
RBP® Large-Cap Defensive Fund – Institutional Class	0.95%	05/09/16	02/01/21
RBP® Large-Cap Market Fund – A-Class	1.20%	05/09/16	02/01/21
RBP® Large-Cap Market Fund – C-Class	1.95%	05/09/16	02/01/21
RBP® Large-Cap Market Fund – P-Class	1.20%	05/09/16	02/01/21
RBP® Large-Cap Market Fund – Institutional Class	0.95%	05/09/16	02/01/21
RBP® Large-Cap Value Fund – A-Class	1.20%	05/09/16	02/01/21
RBP® Large-Cap Value Fund – C-Class	1.95%	05/09/16	02/01/21
RBP® Large-Cap Value Fund – P-Class	1.20%	05/09/16	02/01/21
RBP® Large-Cap Value Fund – Institutional Class	0.95%	05/09/16	02/01/21

GPIM is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GPIM is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GPIM. At September 30, 2020, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

Fund	2021	2022	2023	Fund Total
Directional Allocation Fund
A-Class	$—	$3,255	$23,559	$26,814
C-Class	10,650	41,474	72,789	124,913
P-Class	2,179	6,075	5,669	13,923
Institutional Class	21,708	52,242	112,011	185,961
RBP® Dividend Fund
A-Class	49,512	40,734	48,107	138,353
C-Class	51,290	35,579	37,850	124,719
P-Class	15,734	13,612	12,886	42,232
Institutional Class	34,787	55,275	68,656	158,718
RBP® Large-Cap Defensive Fund
A-Class	34,468	41,746	52,084	128,298
C-Class	43,827	41,172	39,654	124,653
P-Class	4,380	4,531	5,095	14,006
Institutional Class	69,493	69,243	73,237	211,973
RBP® Large-Cap Market Fund
A-Class	27,432	42,778	62,997	133,207
C-Class	63,502	72,429	72,075	208,006
P-Class	1,329	1,910	2,008	5,247
Institutional Class	35,302	39,654	35,171	110,127
RBP® Large-Cap Value Fund
A-Class	3,935	4,803	5,303	14,041
C-Class	21,537	18,157	22,896	62,590
P-Class	22,774	22,311	12,618	57,703
Institutional Class	118,181	125,655	147,044	390,880

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended September 30, 2020, GPIM recouped amounts from the Funds as follows:

Directional Allocation Fund	$19,856
RBP® Dividend Fund	131
RBP® Large-Cap Market Fund	17
RBP® Large-Cap Value Fund	175

For the year ended September 30, 2020, GFD retained sales charges of $10,948 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GPIM and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GPIM or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2020 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Directional Allocation Fund	$7,885,534	$78,381,559	$—	$86,267,093
RBP® Dividend Fund	545,350	376,574	191,802	1,113,726
RBP® Large-Cap Defensive Fund	76,510	958,874	—	1,035,384
RBP® Large-Cap Market Fund	8,725	967,936	—	976,661
RBP® Large-Cap Value Fund	51,688	20,419	—	72,107

The tax character of distributions paid during the year ended September 30, 2019 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Directional Allocation Fund	$—	$76,079,224	$76,079,224
RBP® Dividend Fund	995,307	420,424	1,415,731
RBP® Large-Cap Defensive Fund	374,977	2,178,175	2,553,152
RBP® Large-Cap Market Fund	107,994	2,314,909	2,422,903
RBP® Large-Cap Value Fund	121,593	264,906	386,499

THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

NOTES TO FINANCIAL STATEMENTS (continued)

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2020 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Directional Allocation Fund	$—	$—	$15,985,600	$(32,995,205)	$(17,009,605)
RBP® Dividend Fund	—	—	(280,482)	(1,095,905)	(1,376,387)
RBP® Large-Cap Defensive Fund	31,928	175,531	1,430,943	—	1,638,402
RBP® Large-Cap Market Fund	—	541,940	2,126,430	(14,960)	2,653,410
RBP® Large-Cap Value Fund	38,903	—	129,547	(120,731)	47,719

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2020, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
RBP® Dividend Fund	$(820,999)	$(274,906)	$(1,095,905)
RBP® Large-Cap Value Fund	(71,785)	(48,946)	(120,731)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to losses deferred due to wash sales, distributions in connection with redemption of fund shares, the deferral of qualified late-year losses and post-October capital losses, and reclassification of distributions. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of September 30, 2020 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
RBP® Large-Cap Defensive Fund	$63,516	$(63,516)
RBP® Large-Cap Market Fund	65,072	(65,072)

At September 30, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Directional Allocation Fund	$350,126,882	$21,688,584	$(5,702,984)	$15,985,600
RBP® Dividend Fund	17,191,168	1,297,768	(1,578,250)	(280,482)
RBP® Large-Cap Defensive Fund	10,694,009	1,600,047	(169,104)	1,430,943
RBP® Large-Cap Market Fund	8,813,415	2,295,756	(169,326)	2,126,430
RBP® Large-Cap Value Fund	2,899,580	307,300	(177,753)	129,547

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of the following tax year. For the year ended September 30, 2020, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until October 1, 2020:

Fund	Ordinary	Capital
Directional Allocation Fund	$—	$(32,995,205)
RBP® Large-Cap Market Fund	(14,960)	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Securities Transactions

For the year ended September 30, 2020, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Directional Allocation Fund	$1,460,710,425	$1,639,046,818
RBP® Dividend Fund	22,373,127	23,966,968
RBP® Large-Cap Defensive Fund	13,264,885	16,286,819
RBP® Large-Cap Market Fund	9,463,698	13,711,741
RBP® Large-Cap Value Fund	2,979,314	3,123,783

Note 6 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,205,000,000 line of credit from Citibank, N.A., which was in place through October 4, 2019, at which time the line of credit was renewed with an increased commitment amount of $1,230,000,000. A Fund may draw (borrow) from the line of credit, with limits subject to applicable regulatory requirements around leverage, as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus ½ of 1%.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

NOTES TO FINANCIAL STATEMENTS (concluded)

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees” or included within “Miscellaneous”. The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2020.

On October 2, 2020, the Trust, along with other affiliated trusts, renewed the $1,230,000,000 line of credit with Citibank, N.A.

Note 7 – COVID-19 and Recent Developments

The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Funds’ investments and a shareholder’s investment in the Funds are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Funds, the Funds, their service providers, the markets in which they invest and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

Note 8 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Transparent Value Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Transparent Value Trust (the “Trust”) (comprising Guggenheim Directional Allocation Fund, Guggenheim RBP® Dividend Fund, Guggenheim RBP® Large-Cap Defensive Fund, Guggenheim RBP® Large-Cap Market Fund and Guggenheim RBP® Large-Cap Value Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of September 30, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Transparent Value Trust at September 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 27, 2020

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2021, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2020.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2020, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2020, the following funds had the corresponding percentages qualify as qualified short-term capital gains as permitted by IRC Section 871(k)(2). See qualified short-term capital gain column in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Short-Term Capital Gain
Directional Allocation Fund	67.39%	66.18%	100.00%
RBP® Dividend Fund	100.00%	100.00%	0.00%
RBP® Large-Cap Defensive Fund	100.00%	100.00%	0.00%
RBP® Large-Cap Value Fund	100.00%	100.00%	0.00%

With respect to the taxable year ended September 30, 2020, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Directional Allocation Fund	$78,381,559	$—
RBP® Dividend Fund	376,574	—
RBP® Large-Cap Defensive Fund	958,874	63,516
RBP® Large-Cap Market Fund	967,936	65,072
RBP® Large-Cap Value Fund	20,419	—

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Transparent Value Trust Contracts Review Committee

Transparent Value Trust (the “Trust”) was organized as a Delaware statutory trust on June 8, 2009, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series (each, a “Fund,” and collectively, the “Funds”):

● Guggenheim RBP® Large-Cap Defensive Fund
(“RBP Large-Cap Defensive Fund”)

● Guggenheim RBP® Large-Cap Market Fund
(“RBP Large-Cap Market Fund”)

● Guggenheim Directional Allocation Fund
(“Directional Allocation Fund”)

● Guggenheim RBP® Dividend Fund
(“RBP Dividend Fund”)

● Guggenheim RBP® Large-Cap Value Fund
(“RBP Large-Cap Value Fund”)

● Guggenheim SMID-Cap Directional Allocation Fund
(“SMID-Cap Directional Allocation Fund”)[1]

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as the investment adviser to each of the Funds pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and GPIM (the “Advisory Agreement”). (Guggenheim Partners, GPIM and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GPIM, Guggenheim Funds Investment Advisors, LLC, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Adviser regularly provides investment research, advice and supervision, along with a continuous investment program for the Funds, and directs the purchase and sale of securities and other investments for each Fund’s portfolio.

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.2 At meetings held by videoconference and/or telephonically on April 20–21, 2020 (the “April Meeting”) and on

[1]

SMID-Cap Directional Allocation Fund (the “Non-Active Fund”) has been organized as a series of the Trust but has not commenced operations, and shares of the Non-Active Fund are not currently offered to investors. Consequently, all references to the “Funds” hereafter should be understood as excluding the Non-Active Fund.

[2]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief was originally limited to the period from March 13, 2020 to June 15, 2020 and was subsequently extended through August 15, 2020. The Board, including the Independent Trustees, relied on this relief in voting to renew the Advisory Agreement at a meeting of the Board held by videoconference on May 18, 2020.

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OTHER INFORMATION (Unaudited)(continued)

May 15 and 18, 2020 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

As part of its evaluation of the Adviser and the proposed renewal of the Advisory Agreement, the Committee took into account that each Fund seeks to track the performance (before fees and expenses) of an index that is constructed with a proprietary methodology. Specifically, the investment objective of each of RBP Large-Cap Defensive Fund, RBP Dividend Fund, RBP Large-Cap Market Fund and RBP Large-Cap Value Fund is to provide investment results that, before fees and expenses, correspond generally to the total return performance of the applicable Guggenheim RBP® Index—i.e., the Guggenheim RBP® Large-Cap Defensive IndexSM, the Guggenheim RBP® Dividend IndexSM, the Guggenheim RBP® Large-Cap Market IndexSM and the Guggenheim RBP® Large-Cap Value IndexSM, respectively (each, an “RBP Index” and collectively, the “RBP Indexes”). The investment objective of Directional Allocation Fund is to provide investment results that, before fees and expenses, correspond generally to the performance of the Guggenheim Directional Allocation IndexSM (the “Directional Allocation Index” and together with the RBP Indexes, the “Indexes” and individually, an “Index”). Each Index consists of securities currently selected for inclusion by the Adviser’s index calculation agent, based on Required Business Performance® (RBP®) Probability scores derived from Guggenheim Investments’ quantitative process. In this regard, the Committee noted that the Indexes and Index construction processes were previously owned and implemented by an affiliate of the Adviser, and that, in August 2018, such affiliate was reorganized into Guggenheim Investments, and the Indexes and Index construction processes were acquired by Guggenheim Investments. The Committee noted that the FUSE reports for the Funds included performance relative to the applicable Index and tracking error data.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds.

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment and Index construction processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, five-year, three-year, one-year and three-month periods ended December 31, 2019. In addition, the Committee received a comparison of each Fund’s performance to the performance of a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain updated performance information as of March 31, 2020. In light of Directional Allocation Fund’s unique strategy, FUSE identified a peer group categorized as “U.S. equity long/cash funds” with risk management and/or rotational/timing strategies similar to that of the Fund, but did not identify a broader universe of comparable funds. In addition, as noted above, the FUSE reports included each Fund’s total return over various time periods compared to the results of the Index that the Fund tracks, as well as tracking error results.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe or, as applicable, peer group of funds. The Committee observed that the returns of each Fund’s Institutional Class shares ranked in the second quartile or better of such Fund’s performance universe or peer group, as applicable. The Committee also determined that each Fund tracked its Index within an acceptable range.

After reviewing the foregoing and other related factors, the Committee concluded that each Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee3 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency

[3]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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OTHER INFORMATION (Unaudited)(continued)

fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, including the personnel involved, noting Guggenheim’s statement that, while Fund flows and profitability are evaluated, primary consideration is given to market competitiveness, support requirements and shareholder return and expense expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, with respect to Directional Allocation Fund, Guggenheim charges a lower advisory fee to a similar, separately managed account (the “SMA”). In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that a lower fee is charged to the SMA due to various other factors, including the SMA’s simpler governance structure and lower liability risk to the Adviser, the limited scope of the Adviser’s contract with the SMA and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal and regulatory risks it faces when offering mutual funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, and the specific circumstances of, Directional Allocation Fund were sufficiently different from the services provided to, and the specific circumstances of, the SMA and that the risks borne by Guggenheim were sufficiently greater than those associated with managing the SMA to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Fund discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

RBP Large-Cap Market Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (67th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the first quartile (1st percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile). The Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the five-year and three-year periods ended December 31, 2019. The Committee also took into account the Adviser’s statement that the Fund’s currently effective expense limitation agreement with the Adviser is intended to ensure fees are competitive given the Fund’s small asset base.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2019, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2018. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, whether there is potential for realization of any further economies of scale and whether such economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. In evaluating economies of scale, the Committee considered that all of the Funds, other than the Directional Allocation Fund, had very small average net assets.

The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels. The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such expense waivers and limitations. Thus, the Committee considered the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, among other things considered, the Committee determined that the advisory fee for each Fund was reasonable.

Overall Conclusions

The Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of the Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2015 (Trustee) Since July 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr.(1) (1946)	Trustee	Since 2015	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley(1) (1946)	Trustee	Since 2015	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III(1) (1946)	Trustee	Since 2015	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2015	Current: Partner, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157

Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-September 2020).
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2015

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				156

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2015 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.
(1)	Under the Trust’s Independent Trustees Retirement Policy, Messrs. Chubb, Farley and Friedrich are expected to retire in 2021.

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2015

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2015	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2016

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present). Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2015

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2015

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2015

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Transparent Value Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) previously approved the designation of a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018, through March 31, 2020. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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Item 2.	Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: the aggregate fees billed for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements, or services that are normally provided by the accountant in connection with the statutory and regulatory filings or engagements were $96,226 and $94,892 for the fiscal years ended September 30, 2020 and September 30, 2019, respectively.

(b)	Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 and $0 for fiscal years ended September 30, 2020 and September 30, 2019, respectively.

The registrant’s principal accountant did not bill for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(c)	Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice $46,439 and $37,383 for the fiscal years ended September 30, 2020 and September 30, 2019, respectively.

The registrant’s principal accountant did not bill for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(d)	All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 and $0 for the fiscal years ended September 30, 2020 and September 30, 2019, respectively.

The registrant’s principal accountant did not bill for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(e)	Audit Committee Pre-Approval Policies and Procedures.

(1)	Audit Committee pre-approval policies and procedures:

To fulfill its responsibilities and duties the Audit Committee (the “Committee”) shall:

1.	Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter (collectively, “Identified Services”).

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)	For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.

(e)	All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Principal/Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)	The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

2.	Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)	For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

a.	Pre-Approval Requirements

i.	Categories of Services to be Reviewed and Considered for Pre-Approval

1.	Audit Services

a.	Annual financial statement audits

b.	Seed audits (related to new product filings, as required)

c.	SEC and regulatory filings and consents

2.	Audit-Related Services

a.	Accounting consultations

b.	Fund merger/reorganization support services

c.	Other accounting related matters

d.	Agreed upon procedures reports

e.	Attestation reports

f.	Other internal control reports

3.	Tax Services

a.	Recurring tax services:

i.	Preparation of Federal and state income tax returns, including extensions

ii.	Preparation of calculations of taxable income, including fiscal year tax designations

iii.	Preparation of annual Federal excise tax returns (if applicable)

iv.	Preparation of calendar year excise distribution calculations

v.	Calculation of tax equalization on an as-needed basis

vi.	Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds

vii.	Preparation of the estimated excise distribution calculations on an as-needed basis

viii.	Preparation of calendar year shareholder reporting designations on Form 1099

ix.	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

x.	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

xi.	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

b.	Permissible non-recurring tax services upon request:

i.	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

ii.	Assistance with corporate actions and tax treatment of complex securities and structured products

iii.	Assistance with IRS ruling requests and calculation of deficiency dividends

iv.	Conduct training sessions for the Adviser’s internal tax resources

v.	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

vi.	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

vii.	RIC qualification reviews

viii.	Tax distribution analysis and planning

ix.	Tax authority examination services

x.	Tax appeals support services

xi.	Tax accounting methods studies

xii.	Fund merger, reorganization and liquidation support services

xiii.	Tax compliance, planning and advice services and related projects

xiv.	Assistance with out of state residency status

xv.	Provision of tax compliance services in India for Funds with direct investments in India

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $46,439 and $37,383 for the fiscal years ended September 30, 2020 and September 30, 2019, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Mangers of Closed-end Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Chief Financial Officer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2)	Separate certifications by the President (principal executive officer) and Chief Financial Officer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(a)(3)	Not applicable to registrant.

(a)(4)	Not applicable to registrant.

(b)	A certification by the registrant’s President (principal executive officer) and Chief Financial Officer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Transparent Value Trust

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	December 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	December 4, 2020

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer, Chief Accounting Officer and Treasurer

Date	December 4, 2020

*	Print the name and title of each signing officer under his or her signature.